UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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ADVANCED ENERGY INDUSTRIES, INC.
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held May 4, 2010
GENERAL
PROPOSAL NO. 1 ELECTION OF DIRECTORS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 4, 2010

To Our Stockholders:

The 2010 Annual Meeting of Stockholders of Advanced Energy Industries, Inc. (“Advanced Energy” or the “Company”) will be held on Tuesday, May 4, 2010, at 10:00 a.m. Mountain Daylight Time, at Advanced Energy’s corporate offices, 1625 Sharp Point Drive, Fort Collins, Colorado 80525. At the meeting, you will be asked to vote on the following matters:

1. Election of eight (8) directors.

2. Ratification of the appointment of Grant Thornton LLP as Advanced Energy’s independent registered public accounting firm for 2010.

3. Approval of an increase in the number of shares authorized for issuance under the 2008 Omnibus Incentive Plan from 3,500,000 shares to 7,500,000 shares.

4. Approval of an increase in the total number of shares of common stock authorized for issuance under the Employee Stock Purchase Plan from 500,000 shares to 1,000,000 shares.

5. Any other matters of business properly brought before the meeting.

Each of the matters 1 through 4 is described in detail in the accompanying proxy statement, dated March 15, 2010.

If you owned common stock of Advanced Energy at the close of business on March 8, 2010, you are entitled to receive this notice and to vote at the meeting.

All stockholders are cordially invited to attend the meeting in person. If you do not plan to attend the meeting and vote your shares of common stock in person, please authorize a proxy to vote your shares in one of the following ways:

•	Use the toll-free telephone number shown on your proxy card (this call is toll-free, if made in the United States or Canada);

•	Go to the website address shown on your proxy card and authorize a proxy via the Internet; or

•	Mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope.

Any proxy may be revoked at any time prior to its exercise at the annual meeting.

By Order of the Board of Directors,

Thomas O. McGimpsey
Vice President, General Counsel & Corporate Secretary

Fort Collins, Colorado
March 15, 2010

YOUR VOTE IS IMPORTANT

Date:	March 15, 2010

To:	Our Owners

From:	Hans Georg Betz

Subject:	Invitation to Our 2010 Annual Meeting of Stockholders

Please come to our 2010 Annual Meeting of Stockholders to learn about Advanced Energy, what we have accomplished in the last year and our plans for 2010. The meeting will be held:

Tuesday, May 4, 2010
10:00 a.m. Mountain Daylight Time
Advanced Energy’s Corporate Offices
1625 Sharp Point Drive
Fort Collins, Colorado 80525

This proxy statement describes the matters that management of Advanced Energy intends to present to the stockholders for approval at the annual meeting. Accompanying this proxy statement are Advanced Energy’s 2009 Annual Report to Stockholders and a form of proxy. All voting on matters presented at the annual meeting will be by proxy or by ballot in person, in accordance with the procedures described in this proxy statement. Instructions for voting are included in the proxy statement. Your proxy may be revoked at any time prior to the meeting in the manner described in this proxy statement.

I look forward to seeing you at the meeting.

Hans Georg Betz
Chief Executive Officer

This proxy statement and the accompanying proxy card are first being sent to stockholders on or about March 15, 2010.

GENERAL

This proxy statement and the accompanying materials are being sent to stockholders of Advanced Energy as part of a solicitation for proxies for use at the 2010 Annual Meeting of Stockholders. The Board of Directors of Advanced Energy (the “Board of Directors” or the “Board”) is making this solicitation for proxies. By delivering the enclosed proxy card by any of the methods described on the card, you will appoint each of Hans Georg Betz and Lawrence D. Firestone as your agent and proxy to vote your shares of common stock at the meeting. In this proxy statement, “proxy holders” refers to Dr. Betz and Mr. Firestone in their capacities as your agents and proxies.

Advanced Energy’s principal executive offices are located at 1625 Sharp Point Drive, Fort Collins, Colorado 80525. The telephone number is (970) 221-4670.

Proposals

We intend to present four proposals to the stockholders at the meeting:

1. Election of eight (8) directors.

2. Ratification of the appointment of Grant Thornton LLP as Advanced Energy’s independent registered public accounting firm for 2010.

3. Approval of an increase in the number of shares authorized for issuance under the 2008 Omnibus Incentive Plan from 3,500,000 shares to 7,500,000 shares.

4. Approval of an increase in the total number of shares of common stock authorized for issuance under the Employee Stock Purchase Plan from 500,000 shares to 1,000,000 shares.

We do not know of any other matters to be submitted to the stockholders at the meeting. If any other matters properly come before the meeting, the proxy holders intend to vote the shares they represent as the Board of Directors may recommend.

Record Date and Share Ownership

If you owned shares of Advanced Energy common stock in your name as of the close of business on Monday, March 8, 2010, you are entitled to vote on the proposals that are presented at the meeting. On that date, which is referred to as the “record date” for the meeting, 42,103,081 shares of Advanced Energy common stock were issued and outstanding and were held by approximately 533 stockholders of record, according to the records of American Stock Transfer & Trust Company, Advanced Energy’s transfer agent.

Voting Procedures

Each share of Advanced Energy common stock that you hold entitles you to one vote on each of the proposals that are presented at the annual meeting. The inspector of the election will determine whether or not a quorum is present at the annual meeting. A quorum will be present at the meeting if a majority of the shares of common stock entitled to vote at the meeting are represented at the meeting, either by proxy or by the person who owns the shares. Advanced Energy’s transfer agent will deliver a report to the inspector of election in advance of the annual meeting, tabulating the votes cast by proxies returned to the transfer agent. The inspector of election will tabulate the final vote count, including the votes cast in person and by proxy at the meeting.

If a broker holds your shares, this proxy statement and a proxy card have been sent to the broker. You may have received this proxy statement directly from your broker, together with instructions as to how to direct the broker concerning how to vote your shares. Under the rules for Nasdaq-quoted companies, brokers cannot vote on certain matters without instructions from you. If you do not give your broker instructions or discretionary authority to vote your shares on such matters and your broker returns the proxy card without voting on a proposal, your shares will be recorded as “broker non-votes” with respect to the proposals on which the broker does not vote.

Broker non-votes and abstentions will be counted as present for purposes of determining whether a quorum is present. If a quorum is present, directors will be elected by a plurality of the votes present and each of the other matters described in this proxy statement will be approved by a majority of the votes cast on the proposal. Broker non-votes and abstentions will have no effect on the outcome of any of the matters described in this proxy statement.

The following table reflects the vote required for each proposal and the effect of broker non-votes and abstentions on the vote, assuming a quorum is present at the meeting:

Effect of Broker
Non-Votes and
Proposal	Vote Required	Abstentions

Election of eight(8) directors	The eight nominees who receive the most votes will be elected	No effect
Ratification of the appointment of Grant Thornton LLP as Advanced Energy’s independent registered public accounting firm for 2010	Majority of the shares present at the meeting (by proxy or in person) and voting “For” or “Against” the proposal	No effect
Approval of an increase in the number of shares authorized for issuance under the 2008 Omnibus Incentive Plan from 3,500,000 shares to 7,500,000 shares.	Majority of the shares present at the meeting (by proxy or in person) and voting “For” or “Against” the proposal	No effect
Approval of an increase in the total number of shares of common stock authorized for issuance under the Employee Stock Purchase Plan from 500,000 shares to 1,000,000 shares.	Majority of the shares present at the meeting (by proxy or in person) and voting “For” or “Against” the proposal	No effect

If any other proposals are properly presented to the stockholders at the meeting, the number of votes required for approval will depend on the nature of the proposal. Generally, under Delaware law and the by-laws of Advanced Energy, the number of votes that may be required to approve a proposal is either a majority of the shares of common stock represented at the meeting and entitled to vote, or a majority of the shares of common stock represented at the meeting and casting votes either for or against the matter being considered. The enclosed proxy card gives discretionary authority to the proxy holders to vote on any matter not included in this proxy statement that is properly presented to the stockholders at the annual meeting.

Costs of Solicitation

Advanced Energy will bear the costs of soliciting proxies in connection with the annual meeting. In addition to soliciting your proxy by this mailing, proxies may be solicited personally or by telephone or facsimile by some of Advanced Energy’s directors, officers and employees, without additional compensation. We may reimburse our transfer agent, American Stock Transfer & Trust Company, our proxy agent, Mediant Communications, brokerage firms and other persons representing beneficial owners of Advanced Energy common stock for their expenses in sending proxies to the beneficial owners.

Delivery and Revocability of Proxies

You may vote your shares either by (i) marking the enclosed proxy card and mailing it in the enclosed postage prepaid envelope, (ii) voting online at www.proxypush.com/aeis, or (iii) voting by telephone at (866) 390-9955. If you mail your proxy, please allow sufficient time for it to be received in advance of the annual meeting.

If you deliver your proxy and change your mind before the meeting, you may revoke your proxy by delivering notice to our Corporate Secretary at Advanced Energy Industries, Inc., 1625 Sharp Point Drive, Fort Collins, Colorado 80525, stating that you wish to revoke your proxy or by delivering another proxy with a later date. You may vote your shares by attending the meeting in person but, if you have delivered a proxy before the meeting, you must revoke it before the meeting begins. Attending the meeting will not automatically revoke your previously-delivered proxy.

Delivery of Documents to Stockholders Sharing an Address

If two or more stockholders share an address, Advanced Energy may send a single copy of this proxy statement and other soliciting materials, as well as the 2009 Annual Report to Stockholders, to the shared address, unless Advanced Energy has received contrary instructions from one or more of the stockholders sharing the address. If a single copy has been sent to multiple stockholders at a shared address, Advanced Energy will deliver a separate proxy card for each stockholder entitled to vote. Additionally, Advanced Energy will send an additional copy of this proxy statement, other soliciting materials and the 2009 Annual Report to Stockholders, promptly upon oral or written request by any stockholder to Investor Relations, Advanced Energy Industries, Inc., 1625 Sharp Point Drive, Fort Collins, Colorado 80525; telephone number (970) 221-4670. If any stockholders sharing an address receive multiple copies of this proxy statement, other soliciting materials and the 2009 Annual Report to Stockholders and would prefer in the future to receive only one copy, such stockholders may make such request to Investor Relations at the same address or telephone number.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

A board of eight (8) directors is to be elected at the annual meeting. The Board of Directors has nominated for election the persons listed below. Each of the nominees is currently a director of Advanced Energy, except Terry Hudgens. In the event that any nominee is unable to or declines to serve as a director at the time of the meeting, the proxy holders will vote in favor of a nominee designated by the Board of Directors, on recommendation by the Nominating and Governance Committee to fill the vacancy. We are not aware of any nominee who will be unable or who will decline to serve as a director. The term of office of each person elected as a director at the meeting will continue from the end of the meeting until the next Annual Meeting of Stockholders (expected to be held in the year 2011), or until a successor has been elected and qualified or until such director’s earlier resignation or removal.

NOMINEES

Name	Age	Director Since	Principal Occupation and Business Experience

Douglas S. Schatz	64	1981	Douglas S. Schatz is a co-founder of Advanced Energy and has been its Chairman since its incorporation in 1981. From 1981 through July 2005, Mr. Schatz also served as our Chief Executive Officer. From 1981 through July 1999 and from March 2001 through July 2005, he also served as our President. Mr. Schatz is chairman of the board of Abound Solar (fka AVA Solar), a thin-film solar panel manufacturer, and served as interim CEO of Abound from June 2009 to January 2010. Mr. Schatz is currently on the boards of several additional private companies and organizations, both for-profit and non-profit.

Name	Age	Director Since	Principal Occupation and Business Experience

Frederick A. Ball(1)	47	2008	Frederick A. Ball is the Chief Financial Officer of Webroot Software, a leading provider of software security solutions, a position he has held since June 2008. From August 2004 to November 2007, Mr. Ball was the Senior Vice President and Chief Financial Officer of BigBand Networks, a provider of digital video networking platforms. From September 2003 until May 2004, Mr. Ball served as Chief Operating Officer of CallTrex Corporation, a provider of customer service solutions. Prior to his employment with CallTrex, he was employed with Borland Software Corporation, a provider of enterprise software development solutions, from September 1999 until July 2003. Prior to his employment with Borland, Mr. Ball served as Vice President, Mergers and Acquisitions for KLA-Tencor, a supplier of process control and yield management solutions for the semiconductor and related microelectronics industries, and prior to that as its Vice President of Finance. Mr. Ball was an accountant with PriceWaterhouseCoopers for over 10 years. Mr. Ball has been a director of Electro Scientific Industries, Inc. since 2003 and is a member of its audit committee.
Richard P. Beck (1,2)	76	1995	Richard P. Beck joined Advanced Energy in March 1992 as Vice President and Chief Financial Officer and became Senior Vice President in February 1998. In October 2001, Mr. Beck retired from the position of Chief Financial Officer, but remained as a Senior Vice President of the Company until May 2002. Mr. Beck was chairman of the board of Applied Films Corporation, a publicly held manufacturer of flat panel display equipment, until August 2006 when it was acquired by Applied Materials, and he had served on Applied Films’ audit and nominating and governance committees. He has been a director of TTM Technologies, Inc., a publicly held manufacturer of printed circuit boards, since 2001. He serves as a member of TTM Technologies’ nominating and governance committee and is chairman of its audit committee. Mr. Beck was a director of Photon Dynamics, Inc., a publicly held manufacturer of semiconductor test equipment, from September 2000 to October 2004 and was chairman of its audit committee.

Name	Age	Director Since	Principal Occupation and Business Experience

Hans Georg Betz	63	2004	Hans Georg Betz has served as our Chief Executive Officer since August 2005. From August 2005 through December 2009, he also served as our President. From August 2001 until August 2005, Dr. Betz served as chief executive officer of West Steag Partners GmbH, a German-based venture capital company focused on the high-technology industry. In his over 30-year career in the electronics industry, Dr. Betz also served as chief executive officer of STEAG Electronic Systems AG and a managing director at Leybold AG. Dr. Betz has served as a director of Mattson Technology, Inc., a publicly held supplier of advanced process equipment used to manufacture semiconductors since 2001, and serves as chairman of its compensation committee.
Trung T. Doan (1,3)	51	2005	Trung T. Doan re-joined the Board of Directors of Advanced Energy in November 2005. He had previously served on the Board from July 2000 to January 2004. Mr. Doan is the chairman and chief executive officer of SemiLEDs Corporation, a manufacturer of high-brightness light emitting diodes. Prior to founding SemiLEDs in 2005, Mr. Doan was the corporate vice president of the Applied Global Services product group at Applied Materials, a semiconductor equipment company. Prior to Applied Materials, Mr. Doan held various management and executive positions at a number of technology companies, including Intel Corp., Honeywell International, Micron Technology, Inc. where he had worked from 1988 to 2003 and last held the position of Vice President of Process Development, and Jusung Engineering, Inc., a semiconductor and LCD equipment company based in Korea.

Name	Age	Director Since	Principal Occupation and Business Experience

Edward C. Grady (2,3)	62	2008	Edward C. Grady retired in October 2007, from his position as President and Chief Executive Officer of Brooks Automation, a provider of automation solutions to the global semiconductor and other complex manufacturing industries, including clean tech and data storage. Prior to joining Brooks Automation in February 2003, he ran multiple divisions at KLA-Tencor and had served as Chief Executive Officer of Hoya Micro Mask Inc., a supplier of photo masks and services to the semiconductor industry. Mr. Grady began his career as an engineer for Monsanto/MEMC and, during his 14 years with the company, rose to the position of Vice President of Worldwide Sales for EPI, a division of MEMC. Mr. Grady currently serves on the boards of directors of the following publicly held companies: Evergreen Solar, Inc., a developer and manufacturer of solar panels and other solar energy products; Verigy Ltd., a provider of automated test systems for the semiconductor industry; and Electro Scientific Industries, Inc., a supplier of production equipment for micro-engineering applications. Mr. Grady also served on the board of directors of Brooks Automation from February 2003 to March 2008.
Terry Hudgens	55	NA	Terry Hudgens has been a special advisor to Iberdrola Renewables, Inc., a leading provider of renewable energy, since November 2008. From April 2007 until his retirement in November 2008, Mr. Hudgens served as president and chief executive officer of Iberdrola Renewables’ U.S. and Canadian energy businesses. Mr. Hudgens joined Iberdrola in connection with Iberdrola’s acquisition of PPM Energy, the U.S. subsidiary of Scottish Power plc, an electricity distributor and wind power producer, where he had served as President and Chief Executive Officer since May 2001. Prior to joining PPM Energy, Mr. Hudgens served in various management and operations positions with a number of utilities and energy companies, including PacifiCorp and Texaco Inc.

Name	Age	Director Since	Principal Occupation and Business Experience

Thomas M. Rohrs (1,3)	59	2006	Thomas M. Rohrs has been an advisor and consultant to a number of companies, both public and private, including renewable energy companies since February 2009. From April 2006 to February 2009, Mr. Rohrs served as Chief Executive Officer and Chairman of the Board of Electroglas, Inc., a supplier of wafer probers and software solutions for the semiconductor industry. In July 2009, Electroglas filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code, citing the dramatic decline in semiconductor manufacturing equipment resulting from the global economic recession. In August 2009, Mr. Rohrs began serving as Interim Chief Executive Officer of Electroglas, which subsequently has sold substantially all of its assets. From 1997 to 2002, Mr. Rohrs was with Applied Materials, Inc., a semiconductor equipment company, most recently as Senior Vice President of Global Operations, and served as a member of Applied’s executive committee. In addition to Electroglas, Mr. Rohrs serves on the board of directors of Magma Design Automation, Inc., an electronic design automation software and design services company. Mr. Rohrs served on the board of directors of Ultra Clean Holdings, Inc. from 2003 to 2008 and was a member of its compensation and nominating committees.

(1)	Member of the Audit and Finance Committee.

(2)	Member of the Nominating and Governance Committee.

(3)	Member of the Compensation Committee.

The Board of Directors has determined that each of the nominees, other than Douglas S. Schatz and Hans Georg Betz, is an “independent director” within the meaning of the Nasdaq Stock Market rules. To be considered independent, the Board must affirmatively determine, among other things, that neither the director nor any immediate family member of the director has had any direct or indirect material relationship with the Company within the last three years. The Board of Directors has made an affirmative determination that none of the independent directors has had any relationship with Advanced Energy or with another director that would interfere with the exercise of his independent judgment in carrying out his responsibilities as a director. In making this independence determination, the Board considered the potential effects of two of our directors concurrently providing management and consulting services to a company other than Advanced Energy, two of our directors concurrently serving on the board of directors of a company other than Advanced Energy and a proposed joint research effort between a company affiliated with one of our directors and Advanced Energy. The independent directors, if all of them are elected at the annual meeting, will constitute a majority of the Board of Directors. There is no family relationship amongst any of the directors and executive officers of the Company. The Company’s executive officers serve at the discretion of the Board.

Qualifications

The Board respects its responsibility to provide oversight, counseling and direction to the management of the company in the interest and for the benefit of the stockholders. Accordingly, it seeks to be comprised of directors with diverse skills, experience, qualifications and characteristics. It is critical that directors understand the markets in which the company operates, particularly in the semiconductor capital equipment and solar equipment industries. It is equally important that, collectively, the directors have successful experience in each of the primary aspects of our business, including engineering, research and development, finance and audit, product strategy and development, customer relations, supply chain management and sales and marketing.

Douglas S. Schatz, our chairman, co-founder and former chief executive officer, brings to the Board significant experience in and a deep understanding of the thin-film equipment markets and of the Company itself. Additionally, his more recent involvement in the solar equipment industry provides the Board with insight to this market and the technologies being developed. The Board and senior management also benefit from Mr. Schatz’s technological and engineering perspective and understanding.

Hans Betz, our chief executive officer, brings to the Board an extensive technical background, as well as broad experience in senior management and as a venture capitalist in the electronics and other technology industries. Dr. Betz also has particular skills and experience in engineering, research and development, product strategy and development, customer relations and doing business in Europe.

Fred Ball brings to the board his extensive experience in senior management, operations, finance and auditing. He also serves on another public company board and its audit committee. Mr. Ball’s balance of experience enables him to work very productively with both the board and senior management, particularly on strategic, finance and audit and executive compensation matters.

Richard Beck has been with the Company for 18 years, serving initially as our chief financial officer and remaining as a director following his retirement. Mr. Beck also has significant experience serving on other public company boards, as chairman of one as well as audit committee chair and nominations and corporate governance committees. Within the past several years, Mr. Beck has attended a number of corporate governance conferences and other educational programs. He has led the Board in establishing policies and procedures that have greatly improved the organization and functioning of the committees and the Board.

Trung Doan brings to the Board managerial experience in both start-up companies and leading, established technology companies. He shares with the Board and senior management his deep understanding of technology and engineering and how they relate to product strategy and development. Mr. Doan also has extensive experience doing business in Asia, which has been and continues to be important to the Company’s transition of high volume manufacturing to, and increasing supply chain and customer base in, Asia.

Edward Grady brings to the Board his knowledge and experience in both the semiconductor capital equipment and solar equipment industries. He shares with the Board and senior management the insight and understanding he has developed from his leadership at several companies, including in the areas of product strategy and development, service and organizational development. Mr. Grady also has significant experience serving on other public company boards.

Thomas Rohrs brings to the Board executive management and operations experience in the semiconductor capital equipment industry, particularly in the areas of research and development, supply chain management and product development. The Board and senior management benefit from his strategic thinking and continued involvement in the semiconductor capital equipment and solar equipment industries. Mr. Rohrs also has significant experience serving on other public company boards.

Terry Hudgens, if elected, will bring to the Board a wealth of experience in the renewable energy and utility industries. He will be able to provide the Board and senior management with insight in respect of these industries, including doing business with regulated entities in the U.S. and Europe. Mr. Hudgens also brings executive experience.

Required Vote

The eight (8) nominees will be elected to the Board upon receipt of a favorable vote (FOR) of a plurality of the votes cast at the meeting. Stockholders do not have the right to cumulate their votes for the election of directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR each of the eight (8) nominees. Votes withheld from a nominee will be counted for purposes of determining whether a quorum is present, but will not be counted as an affirmative vote for such nominee.

The Board of Directors recommends a vote “FOR” the election of each of the nominees named above.

Director Compensation

Director compensation for the fiscal year ended December 31, 2009 was as follows:

•	$20,000 annual retainer paid in equal quarterly installments in July, October, February and April;

•	An additional $50,000 annual retainer for the Chair of the Board, paid in equal quarterly installments in July, October, February and April;

•	$3,000 per day for each full Board meeting, whether such meeting is held in person or telephonically;

•	$4,000 per Audit and Finance Committee meeting for such committee’s Chair and $1,750 per meeting for each other committee member, whether such meeting is held in person or telephonically;

•	$2,000 per Compensation Committee or Nominating and Governance Committee meeting for such committee’s Chair and $750 for each other committee member, whether such meeting is held in person or telephonically;

•	15,000 restricted stock units to each non-employee director upon initial election or appointment to the Board; and

•	6,000 restricted stock units annually to each non-employee director on the date of his re-election at the annual meeting.

Restricted stock units awarded to non-employee directors will vest as to 25% of the underlying shares on each annual anniversary of the grant date until fully vested on the fourth anniversary of the grant date.

In December 2008, the Company approved a 10% reduction in Board of Director fees which extended throughout 2009. This reduction was reversed effective January 1, 2010. The following table shows director compensation information for 2009:

2009 Director Compensation

						Change
						in Pension
						Value and
						Nonqualified
					Non-Equity	Deferred
	Fees Earned or				Incentive Plan	Compensation	All Other
	Paid in Cash	Stock Awards		Option Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)(2)		($)	($)	($)	($)	($)

Douglas S. Schatz	80,100	—		—	—	—	—	80,100
Frederick A. Ball	56,700	53,820	(3)	—	—	—	—	110,520
Richard P. Beck	64,125	53,820	(3)	—	—	—	—	117,945
Hans Georg Betz(1)	—	—		—	—	—	—	—
Trung T. Doan	55,000	53,820	(3)	—	—	—	—	108,820
Edward C. Grady	45,750	53,820	(3)	—	—	—	—	99,570
Thomas M. Rohrs	56,325	53,820	(3)	—	—	—	—	110,145
Elwood Spedden	51,275	53,820	(3)	—	—	—	—	105,095

(1)	Dr. Betz serves as the Company’s Chief Executive Officer and, as an employee of the Company, is not eligible for compensation as a director.

(2)	The amounts in this column reflect the grant date fair value of awards granted in 2009. Mr. Schatz does not receive compensation as a director.

(3)	Reflects compensation expense related to the stock award of 6,000 shares of common stock, vesting over four years, made on May 6, 2009 at $8.97 per share.

Board of Directors Meetings

The Board of Directors held 8 meetings in 2009. In 2009, the Board of Directors had an Audit and Finance Committee, a Nominating and Governance Committee and a Compensation Committee. In 2009, each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors (held during the period for which he was a director) and the committees (held during the period for which he served on such committees) on which he served.

Members of the Board of Directors are welcomed and encouraged, but not required, to attend the Company’s annual stockholder meetings. The annual meeting of the Company’s stockholders held on May 6, 2009 was attended by 3 members of the Board, Messrs. Betz, Doan and Grady.

Audit and Finance Committee

Composition and Meetings

The Company has a separately-designated standing audit committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934. In 2009, the Audit and Finance Committee consisted of Messrs. Ball (Chairman), Beck, Doan and Rohrs. On February 19, 2009, Mr. Ball was added as a member of the Audit and Finance Committee by appointment of the Board of Directors and he became Chairman of the Audit and Finance Committee on July 21, 2009, replacing Mr. Beck as Chairman. The Board determined that each of the members of the Audit and Finance Committee is “independent” in accordance with the Nasdaq Stock Market rules and the Securities Exchange Act of 1934. The Board of Directors has evaluated the credentials of Messrs. Beck and Ball and determined that they are “audit committee financial experts” as defined under the SEC rules.. The Audit and Finance Committee met 7 times in 2009.

Policy on Audit and Finance Committee Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit and Finance Committee approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit related services, tax services and other services. Approval is provided on a service-by-service basis. In 2009, the Audit and Finance Committee approved all of the audit and non-audit services provided by Advanced Energy’s independent registered public accounting firm.

Audit and Finance Committee Charter and Responsibilities

The Audit and Finance Committee is governed by a written charter, which is available on our website at www.advancedenergy.com. The Audit and Finance Committee is responsible for, among other things:

•	selecting Advanced Energy’s independent registered public accounting firm;

•	approving the scope, fees and results of the audit engagement;

•	determining the independence and evaluating the performance of Advanced Energy’s independent registered public accounting firm and internal auditors;

•	approving in advance any audit and non-audit services and fees charged by the independent registered public accounting firm;

•	evaluating comments made by the independent registered public accounting firm with respect to accounting procedures and internal controls and determining whether to bring such comments to the attention of Advanced Energy’s management;

•	reviewing the internal accounting procedures and controls with Advanced Energy’s financial and accounting staff and approving any significant changes;

•	reviewing and approving related party transactions; and

•	establishing and maintaining procedures for, and a policy of, open access to the members of the Audit and Finance Committee by the employees of and consultants to Advanced Energy to enable the employees and consultants to report to the Audit and Finance Committee concerns held by such employees and consultants regarding the financial reporting of the corporation and potential misconduct.

The Audit and Finance Committee also conducts financial reviews with Advanced Energy’s independent registered public accounting firm prior to the release of financial information in the Company’s Forms 10-K and 10-Q.

Management has primary responsibility for Advanced Energy’s financial statements and the overall reporting process, including systems of internal controls. The independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of Advanced Energy in conformity with accounting principles generally accepted in the United States and discusses with the Audit and Finance Committee any issues they believe should be raised.

Report of the Audit and Finance Committee

The Audit and Finance Committee has reviewed Advanced Energy’s audited financial statements, and met together and separately with both management and Grant Thornton LLP, the Company’s current independent registered public accounting firm to discuss Advanced Energy’s quarterly and annual financial statements and reports prior to issuance. In addition, the Audit and Finance Committee has discussed with the independent registered public accounting firm the matters outlined in Statement on Auditing Standards No. 61 (Communication with Audit Committees) to the extent applicable and received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit and Finance Committee has also discussed with the independent registered public accounting firm the independent accountant’s independence.

Based on its review and discussion of the foregoing matters and information, the Audit and Finance Committee recommended to the Board of Directors that the audited financial statements be included in Advanced Energy’s 2009 Annual Report on Form 10-K. The Audit and Finance Committee has recommended the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2010, subject to stockholder approval.

The Audit and Finance Committee
Frederick A. Ball, Chairman
Richard P. Beck
Trung T. Doan
Thomas M. Rohrs

Nominating and Governance Committee

Composition and Meetings

The Nominating and Governance Committee consists of Messrs. Beck (Chairman), Grady and Spedden. Each of the members of the Nominating and Governance Committee was and is an “independent director” within the meaning of the Nasdaq Stock Market rules. The Nominating and Governance Committee met 3 times in 2009.

Nominating and Governance Committee Charter and Responsibilities

The Nominating and Governance Committee is governed by a written charter and Corporate Governance Guidelines that are available on our website at www.advancedenergy.com.

The Nominating and Governance Committee is responsible for:

•	ensuring that a majority of the directors will be independent;

•	establishing qualifications and standards to serve as a director;

•	identifying and recommending individuals qualified to become directors;

•	considering any candidates recommended by stockholders;

•	determining the appropriate size and composition of the Board;

•	ensuring that the independent directors meet in executive session quarterly;

•	reviewing other directorships, positions and business and personal relationships of directors and candidates for conflicts of interest, effect on independence, ability to commit sufficient time and attention to the Board and other suitability criteria; sponsoring and overseeing performance evaluations for the Board as a whole, conducting director peer evaluations, coordinating evaluations of the other committees with the other committees chairpersons;

•	sponsoring and overseeing performance evaluations for the Board as a whole, conducting director peer evaluations, coordinating evaluations of the other committees with the other committees chairpersons;

•	developing and reviewing periodically, at least annually, the corporate governance policies and guidelines of Advanced Energy, and recommending any changes to the Board;

•	considering any other corporate governance issues that arise from time to time and referring them to the Board;

•	if the Board requests, developing appropriate recommendations to the Board; and

•	overseeing the Company’s insider trading policies and procedures.

Director Nominations

The Nominating and Governance Committee evaluates and interviews potential director candidates. All members of the Board may interview the final candidates. The Nominating and Governance Committee of the Board considers candidates for director nominees proposed by directors and stockholders, as described in more detail below. This committee may retain recruiting professionals to assist in identifying and evaluating candidates for director nominees. The Nominating and Governance Committee has no stated specific or minimum qualifications that must be met by a Board candidate. However, as set forth in the Company’s Board Governance Guidelines, the Nominating and Governance Committee strives for a mix of skills and diverse perspectives (functional, cultural and geographic) that is effective for the Board. In selecting nominees, the Board assesses the independence, character and acumen of candidates. The Board also endeavors to establish a number of areas of collective core competency of the Board. Therefore, the Board assesses whether a candidate possesses skills including business judgment, leadership, strategic vision and knowledge of management, accounting, finance, industry, technology, manufacturing, international markets and marketing. Additional criteria include a candidate’s personal and professional ethics, integrity and values, as well as his or her willingness to devote sufficient time to prepare for and attend meetings and participate effectively on the Board.

The Corporate Governance Guidelines provide that the Nominating and Governance Committee is responsible for reviewing with the Board from time to time the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board. This assessment should include issues of diversity in numerous factors such as age; understanding of and experience in manufacturing, technology, finance and marketing; and international experience. These factors, and others as considered useful by the Board, are reviewed in the context of an assessment of the perceived needs of the Board at a particular point in time.

The Nominating and Governance Committee will consider any and all director candidates recommended by our stockholders. The Nominating and Governance Committee will apply the same processes and criteria in evaluating director candidates recommended by stockholders as it applies in evaluating director candidates recommended by directors, members of management or any other person. If you are a stockholder and wish to recommend a candidate for nomination to the Board of Directors, you should submit your recommendation in writing to the Nominating and Governance Committee, in care of the Corporate Secretary of Advanced Energy at 1625 Sharp Point Drive, Fort Collins, Colorado 80525. Your recommendation should include your name and address, the number of shares of Advanced Energy common stock that you own, the name of the person you recommend for nomination, the reasons for your recommendation, a summary of the person’s business history and other qualifications as a director of Advanced Energy and whether such person has agreed to serve, if elected, as a director of Advanced Energy. Please also see the information under “Proposals of Stockholders” on page 39 of this proxy statement.

Compensation Committee

Composition and Meetings

The Compensation Committee consists of Messrs. Rohrs (Chairman), Doan, Grady and Spedden. Mr. Rohrs was appointed Chairman of the Compensation Committee on July 21, 2009, replacing Mr. Spedden who continues as a member of the Compensation Committee. Each of the members of the Compensation Committee is a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, an “outside director” within the meaning of Section 162(m) under the Internal Revenue Code and an “independent director” within the meaning of the Nasdaq Stock Market rules. The Compensation Committee met 5 times in 2009.

Committee Charter and Responsibilities

The Compensation Committee is governed by a written charter, which is available on our website at www.advancedenergy.com. The Compensation Committee is responsible for recommending salaries, incentives and other compensation for directors and officers of Advanced Energy, administering Advanced Energy’s incentive compensation and benefit plans and recommending to the Board of Directors policies relating to such compensation and benefit plans. The Compensation Committee has also, from time to time, retained an independent compensation consultant to assist and advise the Compensation Committee in fulfilling these responsibilities.

Board Governance Structure

The Corporate Governance Guidelines set forth the Board’s policy that the positions of Chairman of the Board and Chief Executive Officer should be held by separate persons as an aid in the Board’s oversight of management. The Company believes this board leadership structure is most appropriate for the Company because it provides the Board with increased independence.

Senior management manages material risks and reports directly to the Board. As part of its general oversight role, the Board reviews business reports from management that routinely outlines operational risks that may exist from time to time. In addition, for risks related more specifically to the financial operations of the Company, such as credit risk and liquidity risk, the Audit Committee examines reports from management and reviews such risks in light of the Company’s business operations.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On February 12, 2010, the Audit and Finance Committee approved the continued appointment of Grant Thornton LLP for 2010 as the Company’s independent registered public accounting firm. If the stockholders fail to ratify the appointment of Grant Thornton LLP, the Audit and Finance Committee will reconsider its selection. Even if the selection is ratified, the Audit and Finance Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit and Finance Committee feels that such a change would be in the best interests of Advanced Energy and our stockholders.

A representative of Grant Thornton LLP is expected to be present at the meeting and will have an opportunity to make a statement if he or she so desires. Moreover, the representative is expected to be available to respond to appropriate questions from the stockholders.

Audit Fees

The following table presents fees paid by Advanced Energy for professional services rendered by Grant Thornton, LLP for 2008 and 2009. We did not pay any fees to Grant Thornton, LLP for tax compliance, tax advice, tax planning or other services during 2008 or 2009. All of the fees in the following table were approved by the Audit Committee in conformity with its pre-approval process.

Fee Category	2008	2009
	(In thousands)

Audit Fees	$1,111	$1,102
Audit-Related Fees	123	0

Total Fees	$1,234	$1,102

Audit Fees consisted of fees for (a) professional services rendered for the annual audit of Advanced Energy’s consolidated financial statements and internal controls over financial reporting, (b) review of the interim consolidated financial statements included in quarterly reports, and (c) services that are typically provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Audit-Related Fees consisted of fees for assurance and related services that were reasonably related to the performance of the audit or review of Advanced Energy’s consolidated financial statements and are not reported under “Audit Fees.”

Required Vote

Ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm for Advanced Energy for 2010 requires the affirmative (FOR) vote of a majority of the shares of common stock cast on the matter. For purposes of determining the number of votes cast on the matter, only those cast “For” or “Against” are included. Abstentions and broker non-votes are not included.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Grant Thornton LLP as Advanced Energy’s independent registered public accounting firm.

PROPOSAL NO. 3

APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE 2008 OMNIBUS INCENTIVE PLAN FROM 3,500,000 SHARES TO 7,500,000 SHARES

This section provides a summary of the terms of the 2008 Omnibus Incentive Plan and the proposal to increase the number of shares available for issuance under the plan.

On February 16, 2010, the Board authorized an amendment to the 2008 Omnibus Incentive Plan to increase the number of shares of common stock authorized for issuance under the 2008 Omnibus Incentive Plan from 3,500,000 shares to 7,500,000 shares in the aggregate, subject to approval by the stockholders of Advanced Energy.

The purpose of this amendment is to ensure that Advanced Energy has a sufficient reserve of common stock available under the 2008 Omnibus Incentive Plan to continue to grant stock options and other awards at levels determined appropriate by the Board. The purpose of the 2008 Omnibus Incentive Plan is to attract and to encourage the continued employment and service of, and maximum efforts by, officers, key employees and other key individuals by offering those persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. In the judgment of the Board of Directors, an initial or increased grant under the 2008 Omnibus Incentive Plan will be a valuable incentive and will serve to the ultimate benefit of shareholders by aligning more closely the interests of 2008 Omnibus Incentive Plan participants with those of our shareholders.

The Board of Directors approved the 2008 Omnibus Incentive Plan on February 15, 2008 and the 2008 Omnibus Incentive Plan was approved by our shareholders at the 2008 Annual Meeting.

On the Record Date, stock awards (net of cancelled or expired awards) covering an aggregate of 2,583,420 shares were outstanding under the 2008 Omnibus Incentive Plan and 878,317 shares remained available for future grant under the 2008 Omnibus Incentive Plan. Included in the number of shares subject to outstanding grants are 2,309,730 shares subject to options with a weighted average exercise price of $11.17 and a weighted average remaining term of 6.24 years.

On the Record Date, the closing price of our Common Stock was $14.64 per share. On the Record Date, there were approximately 3 executive officers, 252 employees and 6 directors of the Company and its subsidiaries who were eligible to participate in the 2008 Omnibus Incentive Plan. Because participation and the types of awards under the Plan are subject to the discretion of the Compensation Committee of the Board of Directors, the benefits or amounts that will be received by any participant or groups of participants if the amendment of the Plan and the material terms under the plan for performance-based compensation are approved are not currently determinable.

The Common Stock issued or to be issued under the 2008 Omnibus Incentive Plan consists of authorized but unissued shares and treasury shares. Shares covered by awards under the Company’s 2003 Stock Option Plan or the Amended and Restated 2003 Non-Employee Directors’ Stock Option Plan, (collectively the Prior Plans) that are not purchased or are forfeited or expire, or otherwise terminate without delivery of any shares subject thereto will be available under the 2008 Omnibus Incentive Plan to the extent such shares would again be available for issuance under the applicable Prior Plan. If any shares covered by an award are not purchased or are forfeited, or if an award otherwise terminates without delivery of any Common Stock, then the number of shares of Common Stock counted against the aggregate number of shares available under the plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards under the 2008 Omnibus Incentive Plan.

Effect of Failure to Receive Shareholder Approval

If shareholders do not approve this proposal, the amendment will not become effective and the plan as currently in effect will remain in full force and effect in accordance with its existing terms.

2008 Omnibus Incentive Plan

A description of the provisions of the 2008 Omnibus Incentive Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the 2008 Omnibus Incentive Plan, a copy of which, as proposed to be amended, is attached as Appendix A to this proxy statement. A copy of the current 2008 Omnibus Incentive

Plan is available at Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 (File No. 000-26966), filed August 7, 2008.

Administration.  The 2008 Omnibus Incentive Plan is administered by the Compensation Committee of the Board of Directors. Subject to the terms of the plan, the Compensation Committee may select participants to receive awards, determine the types of awards and terms and conditions of awards, and interpret provisions of the plan. Members of the Compensation Committee serve at the pleasure of the Board of Directors.

Eligibility.  Awards may be made under the 2008 Omnibus Incentive Plan to employees of or consultants to the Company or any of our affiliates, including any such employee who is an officer or director of us or of any affiliate, and to any other individual whose participation in the plan is determined to be in the best interests of the Company by the Board of Directors.

Amendment or Termination of the Plan.  The Board of Directors may terminate or amend the plan at any time and for any reason. The 2008 Omnibus Incentive Plan shall terminate in any event ten years after its effective date. Amendments will be submitted for shareholder approval to the extent required by the Internal Revenue Code or other applicable laws, rules or regulations. No amendment may adversely impair the rights of grantees with respect to outstanding awards without the grantee’s consent.

Awards.  The Compensation Committee may award:

•	options to purchase shares of Common Stock.

•	stock units, which are Common Stock units subject to restrictions.

•	dividend equivalent rights, which are rights entitling the recipient to receive credits for dividends that would be paid if the recipient had held a specified number of shares of Common Stock.

•	stock appreciation rights, which are a right to receive a number of shares or, in the discretion of the Compensation Committee, an amount in cash or a combination of shares and cash, based on the increase in the fair market value of the shares underlying the right during a stated period specified by the Compensation Committee.

•	performance and annual incentive awards, ultimately payable in Common Stock or cash, as determined by the Compensation Committee. The Compensation Committee may grant multi-year and annual incentive awards subject to achievement of specified goals tied to business criteria (described below).

•	other stock-based awards, which are any rights not previously described in the plan and is an award denominated or payable in, value in whole or in part by reference to, otherwise based on or related to shares.

Options.  The 2008 Omnibus Incentive Plan permits the granting of options to purchase shares of Common Stock intended to qualify as incentive stock options under the Internal Revenue Code and stock options that do not qualify as incentive stock options.

The exercise price of each stock option may not be less than 100% of the fair market value of our Common Stock on the date of grant. The fair market value is generally determined as the closing price of the Common Stock on the grant date or other determination date. In the case of certain 10% shareholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant. An exception to these requirements is made for options that the Company grants in substitution for options held by employees of companies that the Company acquires. In such a case the exercise price is adjusted to preserve the economic value of the employee’s stock option from his or her former employer.

The term of each stock option is fixed by the Compensation Committee and may not exceed 10 years from the date of grant. The Compensation Committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercisability of options may be accelerated by the Compensation Committee.

In general, an optionee may pay the exercise price of an option by cash, by tendering shares of Common Stock, or by means of a broker-assisted cashless exercise.

Stock options granted under the 2008 Omnibus Incentive Plan may not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution. However, the Company may permit limited transfers of non-qualified options for the benefit of immediate family members of grantees to help with estate planning concerns.

Adjustments for Stock Dividends and Similar Events.  The Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the 2008 Omnibus Incentive Plan, including the individual limitations on awards, to reflect stock splits and other similar events.

Section 162(m) of the Internal Revenue Code.

Section 162(m) generally provides that no federal income tax business expense deduction is allowed for annual compensation in excess of $1 million paid by a publicly traded corporation to its principal executive officer or any of the three other most highly compensated officers (excluding the principal financial officer), as determined in accordance with the applicable rules under the Securities Exchange Act of 1934. Under the Internal Revenue Code, however, there is no limitation on the deductibility of compensation that represents qualified performance-based compensation as determined under the Internal Revenue Code. To constitute qualified performance-based compensation, the compensation paid by the Company to its covered executive officers must be paid solely on account of the attainment of one or more objective performance goals. Those performance goals must be established in writing by the Compensation Committee while the attainment of such goals is substantially uncertain. Performance goals may be based on one or more performance measures consisting of business criteria that apply to an individual, a business unit or the Company on a consolidated basis, but need not be based on an increase or positive result under the business criteria selected. The Compensation Committee is prohibited from increasing the amount of compensation payable if a performance goal is met, but may reduce or eliminate compensation even if the performance goal is attained. Under section 162(m), the Company’s shareholders must approve at least every five years (1) the persons eligible to receive performance-based compensation, (2) the types of performance measures and (3) the maximum amount that may be paid to the covered executive officers or the formula used to calculate this amount.

Under the 2008 Omnibus Incentive Plan, one or more of the following business criteria, on a consolidated basis, and/or with respect to specified subsidiaries or business units (except with respect to the total shareholder return and earnings per share criteria), are used exclusively by the Compensation Committee in establishing performance goals for awards intended to comply with Section 162(m) of the Internal Revenue Code:

•	net earnings or net income;

•	operating earnings;

•	pretax earnings;

•	earnings per share;

•	share price, including growth measures and total stockholder return;

•	earnings before interest and taxes;

•	earnings before interest, taxes, depreciation and/or amortization;

•	sales or revenue growth, whether in general, by type of product or service, or by type of customer;

•	gross or operating margins;

•	return measures, including return on assets, capital, investment, equity, sales or revenue;

•	cash flow, including operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment;

•	productivity ratios;

•	expense targets;

•	market share;

•	financial ratios;

•	working capital targets;

•	completion of acquisitions of business or companies;

•	completion of divestitures and asset sales; and

•	any one or a combination of any of the foregoing business criteria.

The maximum number of shares of Common Stock subject to options or stock appreciation rights that can be awarded under the 2008 Omnibus Incentive Plan to any person is five hundred twenty-five thousand (525,000) per year. The maximum number of shares of Common Stock that can be awarded under the 2008 Omnibus Incentive Plan to any person, other than pursuant to an option or stock appreciation rights, is five hundred twenty-five thousand (525,000). The maximum annual share limits described are subject to adjustment upon the occurrence of specified corporate transactions or events in order to prevent dilution or enlargement of the rights of such eligible persons under the plan.

Federal Income Tax Consequences

Incentive Stock Options.  The grant of an option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our Common Stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of Common Stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the Common Stock in an amount generally equal to the excess of the fair market value of the Common Stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

Non-Qualified Options.  The grant of an option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of Common Stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time the grantee recognizes ordinary income.

A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member’s tax basis in the shares of Common Stock will be the fair market value of the shares of Common Stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee’s estate for estate tax purposes.

In the event a grantee transfers a non-qualified stock option to his or her ex-spouse incident to the grantee’s divorce, neither the grantee nor the ex-spouse will recognize any taxable income at the time of the transfer. In general, a transfer is made “incident to divorce” if the transfer occurs within one year after the marriage ends or if it is related to the end of the marriage (for example, if the transfer is made pursuant to a divorce order or settlement agreement). Upon the subsequent exercise of such option by the ex-spouse, the ex-spouse will recognize taxable income in an amount equal to the difference between the exercise price and the fair market value of the shares of Common Stock at the time of exercise. Any distribution to the ex-spouse as a result of the exercise of the option will be subject to employment and income tax withholding at this time.

Restricted Stock.  A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of Common Stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the Common Stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the Common Stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the Common Stock is subject to restrictions will be subject to withholding taxes. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Stock Units.  There are no immediate tax consequences of receiving an award of stock units under the 2008 Omnibus Incentive Plan. A grantee who is awarded stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Dividend Equivalent Rights.  Participants who receive dividend equivalent rights will be required to recognize ordinary income in an amount distributed to the grantee pursuant to the award. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Stock Appreciation Rights.  There are no immediate tax consequences of receiving an award of stock appreciation rights that is settled in Common Stock under the 2008 Omnibus Incentive Plan. Upon exercising a stock appreciation right that is settled in Common Stock, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. The Company does not currently intend to grant cash-settled stock appreciation rights. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Performance and Annual Incentive Awards.  The award of a performance or annual incentive award will have no federal income tax consequences for us or for the grantee. The payment of the award is taxable to a grantee as ordinary income. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Unrestricted Common Stock.  Participants who are awarded unrestricted Common Stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock on the date of the award, reduced by the amount, if any, paid for such shares. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Section 280(G).  To the extent payments which are contingent on a change in control are determined to exceed certain Code limitations, they may be subject to a 20% nondeductible excise tax and the Company’s deduction with respect to the associated compensation expense may be disallowed in whole or in part.

Section 409A.  The Company intends for awards granted under the plan to comply with Section 409A of the Code. To the extent a grantee would be subject to the additional 20% excise tax imposed on certain nonqualified deferred compensation plans as a result of a provision of an award under the plan, the provision will be deemed amended to the minimum extent necessary to avoid application of the 20% excise tax.

Required Vote

Approval of an increase in the number of shares of common stock authorized for issuance under the 2008 Omnibus Incentive Plan from 3,500,000 shares to 7,500,000 shares requires the affirmative (FOR) vote of a majority of the shares of common stock cast on the matter. For purposes of determining the number of votes cast on the matter, only those cast “For” or “Against” are included. Abstentions and broker non-votes are not included.

Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal No. 3 to increase the number of shares of common stock authorized for issuance under the 2008 Omnibus Incentive Plan from 3,500,000 shares to 7,500,000 shares.

The Board of Directors recommends a vote “FOR” the Approval of an increase in the number of shares of common stock authorized for issuance under the 2008 Omnibus Incentive Plan from 3,500,000 shares to 7,500,000 shares.

PROPOSAL NO. 4

APPROVAL OF AN INCREASE IN THE TOTAL NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE EMPLOYEE STOCK PURCHASE PLAN FROM 500,000 SHARES TO 1,000,000 SHARES.

The Board of Directors of Advanced Energy is submitting for stockholder approval an amendment of the Employee Stock Purchase Plan (the “ESPP”). We currently are authorized to issue up to 500,000 shares of common stock under the ESPP. At the Record Date, 32,112 shares of common stock remained eligible for issuance under the ESPP. On February 16, 2010, the Board of Directors approved, subject to approval by the stockholders of Advanced Energy, an amendment to the Plan to increase the number of shares of common stock authorized for issuance under the Plan from 500,000 shares to 1,000,000 shares in the aggregate.

General Nature of the ESPP

The principal purpose of the ESPP is to provide a means by which employees of Advanced Energy may be given an opportunity to purchase stock in Advanced Energy. The ESPP is intended to qualify as an “employee stock purchase plan” under section 423 of the Internal Revenue Code.

The principal features of the ESPP are summarized below, but the summary is qualified in its entirety by reference to the ESPP itself, which is included, as proposed to be amended, as Appendix B to this proxy statement. A copy of the existing ESPP is available at Appendix A to the Company’s Proxy Statement on Schedule 14a (File No. 000-26966), filed April 7, 2005.

Shares Reserved

Under the ESPP, as amended, the aggregate number of shares of common stock reserved for issuance is 500,000. Subject to stockholder approval, the Board has amended the ESPP to increase the share reserve to 1,000,000 shares.

On the Record Date, the closing price of Advanced Energy’s common stock on the Nasdaq National Market was $14.64 per share.

The shares of common stock available for issuance under the ESPP are previously authorized and unissued shares. The ESPP provides for appropriate adjustments in the number of shares subject to the ESPP in the event of a merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares or other change in the corporate structure or capitalization affecting Advanced Energy’s shares. Shares reacquired or bought on the market are available for future issuance under the ESPP.

Administration

The ESPP is administered by a committee composed of not fewer than two members of the Board of Directors, or the board itself. The administrator is solely responsible for the interpretation, implementation and application of the ESPP. The Board of Directors is authorized to suspend or terminate the ESPP or revise and amend it in any respect whatsoever, provided, however that without approval of Advanced Energy’s stockholders no revision or amendment shall change the number of shares available for issuance under the ESPP, or modify the ESPP in any way if such modification requires stockholder approval in order for the ESPP to obtain employee stock purchase plan treatment under section 423 of the Internal Revenue Code, or to comply with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934.

Eligibility

Rights under the ESPP may be granted to any employee of Advanced Energy, provided that on the offering date, such employee has been in the employ of Advanced Energy for such continuous period preceding such grant as the administrator may require. In no event shall the required period of continuous employment be greater than two years. In addition, no employee shall be eligible to be granted rights under the ESPP, unless, on the offering date, such employee’s customary employment with Advanced Energy is for at least twenty hours per week and at least five months per year. No employee shall be eligible for the grant of any rights under the ESPP if, immediately after such rights are granted, such employee owns stock possessing five percent (5%) or greater of the combined voting power of all classes of stock of Advanced Energy.

Awards Under the Purchase Plan

The ESPP provides that the administrator may grant or provide for the grant of rights to purchase common stock of Advanced Energy under the ESPP to eligible employees on a date or dates selected by the administrator. The administrator is authorized to determine the form, terms and conditions as the administrator deems appropriate, subject to the requirement under section 423(b)(5) of the Internal Revenue Code, stating that all employees granted rights to purchase stock under the ESPP shall have the same rights and privileges. The period during which an offering shall be effective cannot exceed 27 months beginning on the offering date.

Purchase Price

On each offering date, each eligible employee shall be granted the right to purchase up to the number of shares of Advanced Energy common stock purchasable with a percentage designated by the administrator not exceeding fifteen percent (15%) of such employee’s earnings and currently limited to a maximum of $2,500 per year. The administrator may also specify a maximum number of shares which may be purchased by any employee as well as a maximum aggregate number of shares which may be purchased by all eligible employees pursuant to such offering.

The purchase price of stock acquired pursuant to rights granted under the ESPP shall not be less than the lesser of (i) an amount equal to eighty five percent (85%) of the fair market value of the stock on the offering date; or (ii) an amount equal to eighty five percent (85%) of the fair market value of the stock on the purchase date.

Certain Federal Income Tax Consequences

The federal income tax consequences of the ESPP under current federal income tax law are summarized in the following discussion which deals with the general tax principles applicable to the ESPP, and is intended for general information only. Alternative minimum tax and other federal taxes and foreign, state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

For federal income tax purposes, a participant in the ESPP will not have taxable income upon the grant of a right or purchasing shares of stock under the terms of the ESPP.

If the participant disposes of shares purchased under the ESPP within two years from the first day of the applicable offering period or within one year from the purchase date, known as a disqualifying disposition, the participant will realize ordinary income in the year of such disposition equal to the amount by which the fair market value of the shares on the purchase date exceeds the purchase price, and Advanced Energy will receive a similar deduction. The amount of ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares will be a capital gain or loss if the participant’s holding period is greater than 365 days.

If the participant disposes of shares purchased under the ESPP at least two years after the first day of the applicable offering period and at least one year after the purchase date, the participant will realize ordinary income in the year of disposition equal to the lesser of (i) the excess of fair market value of the shares on the date of disposition over the purchase price, or (ii) the fair market value of the shares on the first day of the applicable offering period multiplied by the discount percentage (if any) for stock purchases under the ESPP. The amount of any ordinary income will be added to the participant’s basis in the shares, and any additional gain recognized upon the disposition after such basis adjustment will be a long-term capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss. Advanced Energy will not be entitled to a tax deduction for the amount of ordinary income realized by the participant.

The foregoing summarizes the principal United States federal income tax consequences to Advanced Energy and to participants who are residents of the United States. The summary is based on the current provisions of the Tax Code and the regulations thereunder and on Advanced Energy’s understanding, in consultation with its legal counsel, of the current administrative practices of the Internal Revenue Service. Participants have been advised to obtain independent advice from their own tax advisors.

Required Vote

Approval of an increase in the number of shares reserved for issuance under the ESPP from 500,000 shares to 1,000,000 shares requires the affirmative (FOR) vote of a majority of the shares of common stock cast on the matter. For purposes of determining the number of votes cast on the matter, only those cast “For” or “Against” are included. Abstentions and broker non-votes are not included.

Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal No. 4 to increase in the number of shares reserved for issuance under the ESPP from 500,000 shares to 1,000,000 shares.

The Board of Directors recommends a vote “FOR” an increase in the number of shares reserved for issuance under the ESPP from 500,000 shares to 1,000,000 shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of Advanced Energy common stock as of February 23, 2010 by:

•	each person known to us to beneficially own more than five percent (5%) of the outstanding common stock;

•	each director and nominee for director;

•	each named executive officer identified on page 32; and

•	the current directors and executive officers as a group.

Name of Stockholder	Shares Beneficially Owned		Percent Owned

Douglas S. Schatz, Chairman of the Board of Directors	6,713,046	(1)(2)	16.0%
Royce & Associates, LLC	2,912,671	(3)	6.9%
T. Rowe Price Associates, Inc.	3,473,227	(4)	8.2%
BlackRock, Inc.	3,112,574	(5)	7.4%
Hans Georg Betz, Director, Chief Executive Officer	431,947	(2)(6)	1.0%
Lawrence D. Firestone, Executive Vice President and Chief Financial Officer	138,054	(2)(6)	*
Yuval Wasserman, President and Chief Operating Officer	52,916	(2)(6)	*
Richard P. Beck, Director	65,574	(2)(7)	*
Elwood Spedden, Director	24,500	(2)(7)	*
Trung T. Doan, Director	26,000	(2)(7)	*
Thomas M. Rohrs, Director	13,250	(7)	*
Edward C. Grady, Director	3,750	(7)	*
Frederick A. Ball, Director	3,750	(7)	*
Terry Hudgens, Director Nominee	0		*
All executive officers and directors, as a group (11 persons)	7,472,787	(7)(8)(9)	17.8%

(1)	Includes 6,103,452 shares held by the family trust of Mr. Schatz and his wife, and 317,168 shares held by a charitable foundation of which Mr. Schatz and members of his immediate family are the trustees. Mr. Schatz may be deemed to share with the other trustees voting and dispositive power with respect to the charitable foundation’s 317,168 shares. Mr. Schatz disclaims beneficial ownership of the 317,168 shares held by the charitable foundation. Mr. Schatz’s address is c/o Advanced Energy Industries, Inc., 1625 Sharp Point Drive, Fort Collins, Colorado 80525.

(2)	Includes beneficial ownership of the following numbers of shares that may be acquired within 60 days of February 23, 2010 pursuant to stock options granted or assumed by Advanced Energy:

• Douglas S. Schatz	227,700
• Richard P. Beck	22,500
• Hans Georg Betz	385,624
• Trung T. Doan	15,000
• Lawrence D. Firestone	136,876
• Elwood Spedden	22,500
• Yuval Wasserman	52,185

(3)	Information as to the amount and nature of beneficial ownership was obtained from the Schedule 13 filed with the SEC on January 22, 2010 by Royce & Associates, LLC reports dispositive power over 2,912,671 shares, or 6.93%. The address for Royce & Associates, LLC is 745 Fifth Avenue, New York, New York 10151.

(4)	Information as to the amount and nature of beneficial ownership was obtained from the Schedule 13 filed with the SEC on February 12, 2010 by T. Rowe Price Associates, Inc. reports dispositive power over 3,473,227 shares, or 8.2%. The address for T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202.

(5)	Information as to the amount and nature of beneficial ownership was obtained from the Schedule 13 filed with the SEC on January 29, 2010 by BlackRock, Inc., amending the Schedule 13 previously filed by Barclays Global Investors, N.A., reports dispositive power over 3,112,574 shares, or 7.41%. The address for BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(6)	Includes beneficial ownership of the following numbers of shares that will be acquired within 60 days of February 23, 2010 pursuant to stock awards (also called “restricted stock units”) granted or assumed by Advanced Energy:

• Hans Georg Betz	937
• Lawrence D. Firestone	468
• Yuval Wasserman	468

(7)	The shares reported in the table do not include awards that will be granted to each non-employee director if such person is reelected or initially elected to the Board of Directors at the annual meeting.

(8)	The shares reported in the table include 862,385 shares that the 11 executive officers, directors and nominees for director collectively have the right to acquire within 60 days of February 23, 2010 pursuant to stock options granted by Advanced Energy.

(9)	The shares reported in the table include 1,873 shares that the 11 executive officers, directors and nominees for director collectively will acquire within 60 days of February 23, 2010 pursuant to stock awards granted by Advanced Energy.

*	Less than 1%

Pledged Shares

In November 2002, Douglas S. Schatz, our Chairman of the Board, his wife and the family trust of Mr. Schatz and his wife entered into a revolving line of credit with Silicon Valley Bank. The family trust pledged Advanced Energy common stock under a pledge and security agreement as collateral for the line of credit. Since November 2002, the credit limit on the line of credit has fluctuated and has been secured by the same pledge and security agreement. The number of shares subject to the pledge and security agreement has fluctuated from 4.97 million to 9.08 million and other affiliates of Mr. Schatz have pledged certain real estate assets as additional collateral. By March 11, 2010 the number of shares subject to the pledge and security agreement is 4.97 million shares, approximately 11.78% of the Advanced Energy common stock currently outstanding. The credit line, currently outstanding in the amount of $6.5 million, is renewable from year to year.

On May 8, 2009, The Douglas S. Schatz and Jill E. Schatz family trust entered into a series of variable prepaid forward contracts with a securities broker, in order to monetize 1,000,000 shares of common stock of the Company. Upon fulfillment of each of 6 orders under the variable prepaid forward contracts, the trust received a cash payment equal to approximately 84% of the market value of the shares subject to such orders and pledged such shares to the securities broker. Pending settlement of such contracts, between May 11, 2010 and December 13, 2010, the trust will retain all of its voting rights in respect of the pledged shares.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Philosophy and Objectives

Our Company’s long-term success depends on our ability to fulfill the expectations of our customers in a competitive environment and deliver value to stockholders. To achieve these goals, it is critical that we are able to attract, motivate, and retain highly talented individuals at all levels of the organization who are committed to the Company’s values and objectives.

The Company’s executive compensation program is based on the same objectives that guide the Company in establishing all of its compensation programs:

•	Compensation should be based on the level of job responsibility, individual performance, and Company performance. As employees progress to higher levels in the organization, an increasing proportion of their pay should be linked to Company performance and stockholder returns because those employees are more able to affect the Company’s results.

•	Compensation should reflect the value of the job in the marketplace. To attract and retain a highly skilled work force, we must remain competitive with the pay of other premier employers who compete with us for talent.

•	Compensation should reward performance. Our programs should deliver top-tier compensation for top-tier individual performance and Company success, and should deliver correspondingly lower compensation where performance falls short of expectations. In addition, objectives of pay-for-performance and retention must be balanced.

•	Compensation should foster the long-term focus required for the Company’s success. While many Company employees receive a mix of both annual and longer-term incentives, employees at higher levels have an larger proportion of their compensation tied to longer-term performance because they are in a greater position to influence longer-term results.

•	To be effective, employees must be able to understand how performance-based compensation programs affect their pay, both directly through individual performance accomplishments and indirectly through the Company’s achievement of its strategic and operational goals.

•	Compensation programs must align with the Company’s business and financial models and support its mission, values and operating plans.

•	While compensation programs and individual pay levels will always reflect differences in job responsibilities, geographies, and marketplace considerations, the overall structure of the compensation and benefit programs should be broadly similar and egalitarian across the organization.

Overview of Executive Compensation Program

The Compensation Committee

In 2009, the Compensation Committee consisted of Messrs. Rohrs (Chairman from July 2009), Spedden (stepped down as Chairman July 2009), Doan and Grady. Each of the members of the Compensation Committee was and is a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, an “outside director” within the meaning of Section 162(m) under the Internal Revenue Code and an “independent director” within the meaning of the Nasdaq Stock Market rules. The Compensation Committee met 6 times in 2009.

The Compensation Committee has responsibility for establishing, implementing and monitoring adherence with the Company’s compensation philosophy. Accordingly, the Compensation Committee strives to develop and maintain competitive, progressive programs that attract, retain and motivate high-caliber employees, foster teamwork, and maximize the long-term success of Advanced Energy by appropriately rewarding our employees for their achievements.

The Compensation Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by the Company, and that aligns interests of our executive officers with those of the stockholders by rewarding performance that meets or exceeds established goals, with the ultimate objective of exceeding corporate expectations and improving stockholder value. Pursuant to the Compensation Committee Charter, the Compensation Committee may form and delegate authority to subcommittees when appropriate.

The Compensation Committee has the authority to engage independent advisors to assist in making determinations with respect to the compensation of executives and other employees. The Compensation Committee engaged Compensation Strategies Inc. in 2008 to conduct a competitive review of executive compensation, analyzing the primary elements of compensation for the officers of the Company, as well as to advise the Compensation Committee in respect of the compensation practices of other technology companies, including with respect to change in control agreements. Information regarding the competitive review conducted by Compensation Strategies is provided below under the heading “Benchmarking Against Peer Companies.” Compensation Strategies has not provided any other services to the Company or the Compensation Committee and has received no compensation other than with respect to the services provided to the Compensation Committee. Compensation Strategies was not engaged by the Compensation Committee or the Company in 2009.

Role of Executive Officers in Compensation Decisions

The Compensation Committee meets with the Company’s Chief Executive Officer and other senior executives in order to obtain recommendations with respect to the Company’s compensation programs and practices for executives and other employees.

The Chief Executive Officer annually reviews the performance of each executive officer, other than himself. The Chief Executive Officer’s performance is reviewed by the full Board or the Compensation Committee in executive session.

With support from market compensation data, performance reviews and other information, management makes recommendations to the Compensation Committee on the base salaries, bonus targets and equity compensation for the executive officers and other employees. The Compensation Committee takes management’s recommendations into consideration, but is not bound by management’s recommendations with respect to executive compensation.

While management attends certain meetings of the Compensation Committee, the Compensation Committee also regularly holds executive sessions not attended by any members of management or by non-independent directors. The Compensation Committee makes all compensation decisions in respect of the executive officers and approves recommendations regarding equity awards to all employees of the Company.

Benchmarking Against Peer Companies

One factor that the Compensation Committee considers when making compensation decisions is the compensation paid to executives of a peer group of companies. The Compensation Committee also considers, and generally relies more heavily upon, other factors discussed below under the heading “Components of Executive Compensation.” Because the comparative compensation information is just one of several factors used to determine executive compensation, and such information is not collected every year, the Compensation Committee has broad discretion as to the extent to which it uses such information.

In setting 2009 compensation for our executive officers, the Compensation Committee reviewed the comparative review provided by Compensation Strategies in October 2008 to confirm that the compensation to our executive officers would be within a reasonable range of the following targets in respect of compensation paid to executive officers in comparable positions at companies that the Compensation Committee, in consultation with Compensation Strategies, considered to be our peers: base salary — 40th to 60th percentile; performance-based incentive compensation — 65th percentile; long-term equity incentive compensation — 60th to 70th percentile.

The peer companies utilized for the comparative review were chosen to represent direct competitors of Advanced Energy, companies in the semiconductor and electronic equipment industries, and companies with which

Advanced Energy competes for executive talent. The peer companies consist of the following 20 publicly traded companies from the semiconductor and electronic equipment industries of roughly similar size to Advanced Energy:

Asyst Techs., Inc.	Credence Systems Corp.	Novellus Systems., Inc.
ATMI, Inc.	Cymer, Inc.	Photronics, Inc.
Axcelis Technologies, Inc.	Entegris, Inc.	PowerSecure International, Inc.
AZZ Inc.	KLA-Tencor Corp.	Rudolph Technologies., Inc.
Brooks Automation, Inc.	LAM Research Corp.	Varian Semiconductor Equipment Assoc.
Cognex Corp.	Mattson Technology, Inc.	Veeco Instruments, Inc.
Coherent, Inc.	MKS Instruments, Inc.

Components of Executive Compensation

For 2009, the principal components of compensation for named executive officers were: (1) Base Salary, (2) Performance-Based Incentive Compensation, (3) Long-Term Equity Incentive Compensation, (4) Personal Benefits, and (5) Other Compensation. In determining the amount and relative allocation among each component of compensation for each named executive officer, the Compensation Committee considered, among other factors, the Company’s and each executive officer’s performance during 2008, historical rates of executive compensation, data obtained from management’s recruitment activities, the comparative review provided by Compensation Strategies and alignment with the Company’s overall compensation philosophy.

Base Salary

Base salaries are set at levels that the Compensation Committee deems to be sufficient to attract and retain highly talented executive officers capable of fulfilling the Company’s key objectives. Base salaries are also set with the goal of rewarding executive officers on a day-to-day basis for their time and services while encouraging them to strive for performance-based and long-term incentives.

In October 2008, as a result of declining global economic conditions and the company’s internal business forecasts, management recommended and the Compensation Committee approved temporary ten (10%) percent reductions in the base salaries of the Company’s executive officers. In December 2008, management recommended and the Compensation Committee approved continuation of the ten percent (10%) base salary reduction into 2009, provided that such salaries would be restored to original levels in the event that the Company’s sustainable revenue exceeded by at least five percent (5%) the revenue level forecasted in the Company’s internal operating plan. Further, in February 2009, management recommended and the Compensation Committee approved an additional five percent (5%) base salary reduction effective April 1, 2009. In October 2009, the Company approved the restoration of salaries, which took effect as of January 1, 2010.

The 2009 base salary for each of our executive officers was determined based upon such officer’s historical compensation, individual performance, the scope of his responsibilities and experience, an internal review of the executive’s current total compensation, both individually and relative to other executive officers; and the financial performance of the Company during the prior year.

Accordingly, as of January 1, 2009, each executive officer’s base salary was equal to his 2008 base salary minus ten percent. Such base salaries were, on average, at approximately the 30th percentile in relation to the peer companies. The Compensation Committee approved an increase in Mr. Wasserman’s base salary in April 2009, in connection with his promotion to Executive Vice President and Chief Operating Officer; however, such increase did not take effect in 2009 as the 10% base salary reduction was still in effect.

Annual Performance-Based Incentive Compensation

In 2009, the executive officers were eligible to participate in the Leadership Corporate Incentive Plan (“LCIP”), under which incentive awards would have been distributed from a bonus pool based upon the Company’s operating results in 2009 and each executive officer’s individual performance. Under the LCIP, the Company would have funded a bonus pool equal to ten percent (10%) of the Company’s 2009 operating income, if 2009 annual revenue and operating income thresholds had been met. In February 2010, the Compensation Committee determined that such thresholds had not been met. As a result, no bonuses were awarded to the executive officers for 2009.

In order to provide relatively high incentive compensation opportunities that reward goal achievement but that also take into consideration business cyclicality, the Compensation Committee aims to set each executive officer’s annual target bonus at approximately the 65th percentile of the annual target bonus potentials for similarly situated officers at the peer companies. After considering that incentive compensation targets for Advanced Energy’s executive officers in 2008 were below the 50th percentile in relation to the peer companies, according to the comparative review, and considering the proposed amounts of base salary, equity incentive and other compensation as well as the stockholder value that would be created upon achievement of the performance targets of the LCIP, the Compensation Committee determined to increase the target bonuses for the executive officers in 2009 as follows:

•	Chief Executive Officer — 90% of base salary

•	Executive Vice Presidents including Chief Financial Officer — 60% of base salary

If the bonus pool had been funded, individual performance objectives applicable to each participant would have been considered to determine the amount of the bonus payable to each executive officer. Individual performance objectives are set to reward exceptional individual performance with bonus modifiers based on the individual’s performance above target amounts, up to a maximum of one hundred fifty percent (150%) of such participant’s target bonus. In accordance with the goal of retaining key talent, an executive was required to remain an employee for the entire fiscal year to be eligible for any award under the LCIP.

Individual performance objectives for the Company’s executive officers are set by the Compensation Committee based upon the perceived needs and goals of the Company. The individual performance objectives for the Company’s executive officers generally are based upon each officer’s individual contributions to the Company’s overall performance in the categories of (1) long-term strategic planning and execution, (2) organizational development, (3) business process development, (4) reputation and quality of critical customer and investor relationships, and (5) improving efficiencies and decreasing costs. The Compensation Committee maintained the discretion to evaluate each executive officer’s performance against these objectives and did not set specific metrics against these objectives for 2009. In addition, for 2009, the Chief Executive Officer had individual performance objectives with respect to year-over-year revenue growth, broadening of the Company’s solar inverter product line, generation of cash from operations and executive succession planning. The Chief Executive Officer’s revenue growth performance objective exceeded the revenue growth anticipated in the 2009 annual operating plan and, accordingly, was deemed to be very difficult to meet, particularly in light of general economic circumstances in 2009. The Board believed the Chief Executive Officer’s other performance objectives to be difficult to meet, with some of the obstacles being at least in part beyond the Chief Executive Officer’s control, but potentially achievable.

Long-Term Equity Incentive Compensation

The Company grants stock options and restricted stock units to the executive officers under the Company’s 2008 Omnibus Incentive Plan, as long-term incentives in order to align the executive officers’ performance with the interests of the Company’s stockholders and also encourage retention. At the beginning of 2009, the Compensation Committee determined an equity incentive compensation target for each executive officer, with equity awards granted in equal quarterly installments. The Compensation Committee retains the discretion to change the amount of any installment, based upon any factors it deems to be appropriate, including the Company’s or individual officer’s performance.

The Compensation Committee aims to set the executive officers’ equity incentive compensation targets between the 60th and 70th percentile of the equity incentive compensation for similarly situated officers at the peer companies. Once the amount of equity incentive compensation targets are determined, the Compensation Committee generally awards approximately 70% of such equity in the form of stock options and approximately 30% of such equity in the form of restricted stock units.

For 2009 awards, the Compensation Committee considered the proposed amounts of base salary, annual incentive compensation potential and other compensation for each executive officer, his individual performance and accomplishments and that the 2008 equity incentive compensation for the Chief Executive Officer was below the 50th percentile in relation to chief executive officers at peer companies. Based upon such considerations, the Compensation Committee increased the equity incentive compensation of the Chief Executive Officer and left the equity incentive compensation of the other executive officers unchanged from 2008. Accordingly, in 2009, the Chief Executive Officer was awarded 15,000 restricted stock units and 105,000 options in respect of shares of common stock; and each of the other executive officers was awarded 7,500 restricted stock units and 52,500 options in respect of shares of common stock. Such awards were, on average, at approximately the 67th percentile in relation to the peer companies.

Personal Benefits

As U.S. employees, the executives were eligible to participate in health and welfare benefits, as offered to our U.S. workforce, designed to attract and retain a skilled workforce in a competitive marketplace. These benefits help ensure that the Company has a healthy and focused workforce through reliable and competitive health and other personal benefits. These benefits were considered in relation to the total compensation package, but did not materially impact decisions regarding other elements of executive officer compensation.

All U.S. employees of the Company, including the executive officers, are eligible to participate in the Company’s 401(k) savings plan and were previously eligible to receive matching contributions by the Company of fifty percent (50%) of the first six percent (6%) of compensation contributed to the plan by the employee. In January 2009, the Compensation Committee determined to discontinue the Company’s matching contributions under the 401(k) savings plan as a cost reduction initiative as a result of declining global economic conditions and the Company’s internal business forecast.

All U.S. employees of the Company, including the executive officers, are eligible to participate in the Company’s Employee Stock Purchase Plan (“ESPP”), which allows for employees to purchase shares of the Company’s common stock with funds withheld directly from their pay. The ESPP previously provided participants with a right to purchase a limited number of shares of common stock of the Company at a purchase price equal to the lesser of eighty five percent (85%) of the fair market value of the stock on either the opening or closing date of an offering period under the plan. In February 2009, the Compensation Committee determined to discontinue the Company’s discount and look-back under the ESPP as a further cost reduction initiative. Currently, shares purchased pursuant to the ESPP are purchased at the fair market value on the closing date of the offering period under the plan.

Other Compensation

In 2008, the Company became a party to a change in control (“CIC”) agreement with each of the executive officers. The CIC agreements provide each of the executive officers with severance payments and certain benefits in the event of a termination without Cause (as defined in the CIC agreements) or other involuntary termination following an actual or during a pending change in control. The Company entered into the CIC agreements in order to keep management focused on the Company’s stated corporate objectives irrespective of whether the achievement of such objectives makes the Company attractive for acquisition, and to avoid the distraction and loss of key management that could occur in connection with a rumored or actual change in corporate control.

Under the CIC agreements, effective March 29, 2008, in the event of an executive’s termination without cause following an actual or during a pending change in control, the executive is entitled to receive: (a) all then accrued compensation and a pro-rata portion of executive’s target bonus for the year in which the termination is effected, (b) a lump sum payment equal to the executive’s then current annual base salary plus his or her target bonus for the year in which the termination is effected (or in the case of the Chief Executive Officer, two times such amount), (c) continuation of insurance and other benefits for 18 months following the date of termination, (d) an amount equal to the contributions that would have been made to the company’s retirement plans on behalf of executive, if the executive had continued to be employed for twelve (12) months following the date of termination, (e) reimbursement, up to $15,000, for outplacement services, and (f) full vesting and right to exercise all stock options and other equity awards then held by the executive so terminated. The terms of the CIC agreements were determined by the Compensation Committee based on consideration of marketplace benchmark data and the Company’s retention objectives.

Tax and Accounting Implications

Section 162(m) of the Internal Revenue Code of 1986 generally limits to $1 million the corporate deduction for compensation paid to certain executive officers, unless the compensation is “performance-based” (as defined in Section 162(m)). Each of the members of the Board of Directors and the Compensation Committee carefully considers the potential impact of the limitation on executive compensation and considers it to be in the best interests of Advanced Energy and the stockholders to seek to qualify as tax deductible virtually all executive compensation. The Board of Directors and the Compensation Committee also recognize the need to consider factors other than tax deductibility in making compensation decisions and thus reserve the flexibility to award compensation that is not necessarily performance-based. During 2009, none of the executive officers of the Company had non-performance-based compensation in excess of $1,000,000.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Messrs. Rohrs (Chairman), Doan, Grady and Spedden. None of such directors is or has been an officer or employee of Advanced Energy. There are no interlocking relationships as defined in the applicable SEC rules.

During 2009, no executive officer of Advanced Energy served as a member of the board of directors or compensation committee of another company that has any executive officers or directors serving on Advanced Energy’s Board of Directors or its Compensation Committee.

Compensation Committee Report

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates such information by reference in a document filed under the Securities Act or the Exchange Act

The Compensation Committee of the Board has reviewed and discussed with management the Compensation Discussion and Analysis for fiscal year 2009. Based upon the review and discussions, the Compensation Committee recommended to the Board, and the Board has approved, that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement for its 2010 Annual Meeting of Stockholders.

This report is submitted by the Compensation Committee.

Thomas M. Rohrs, Chairman
Trung T. Doan
Edward C. Grady
Elwood Spedden

Management

Name	Age	Position	Principal Occupation and Business Experience

Hans Georg Betz	63	Chief Executive Officer	Dr. Betz has been our Chief Executive Officer since August 2005 and a director since July 2004. From August 2005 until December 2009, he also served as the Company’s President. Prior to August 2005, he served as chief executive officer of West Steag Partners GmbH, a German-based venture capital company focused on the high-technology industry. Previously, he was chief executive officer of STEAG Electronic Systems AG from 1996 to 2001 after having served as a member of its Management Board since 1992, and a managing director at Leybold AG from 1987 to 1992. Dr. Betz serves as a director of Mattson Technology, Inc., a publicly held supplier of advanced process equipment used to manufacture semiconductors, and serves as a member of its compensation committee.
Lawrence D. Firestone	52	Executive Vice President and Chief Financial Officer	Lawrence D. Firestone joined us in August 2006 as Executive Vice President and Chief Financial Officer. From 1999 until he joined the Company, Mr. Firestone served as the chief financial officer and secretary and treasurer at Applied Films Corporation, a supplier of thin film deposition equipment. Prior to joining Applied Films, Mr. Firestone served as vice president and chief operating officer of Avalanche Industries, a contract manufacturer of custom cables and harnesses, from 1996 to 1999.
Yuval Wasserman	55	President and Chief Operating Officer	Yuval Wasserman joined Advanced Energy in August 2007 as Senior Vice President, Sales, Marketing and Service. In October 2007 he was promoted to Executive Vice President, Sales, Marketing and Service. In April 2009, he was promoted to Executive Vice President and Chief Operating Officer of the Company. As of January 1, 2010, he is our President and Chief Operating Officer. Beginning in May 2002, Mr. Wasserman served as the president, and later as chief executive officer also, of Tevet Process Control Technologies, Inc., a semiconductor metrology company, until July 2007. Prior to that, he held senior executive and general management positions at Boxer Cross (a metrology company acquired by Applied Materials, Inc.), Fusion Systems (a plasma strip company that is a division of Axcelis Technologies, Inc.), and AG Associates (a semiconductor capital equipment company focused on rapid thermal processing). Mr. Wasserman started his career at National Semiconductor, Inc., where he held various process engineering and management positions.

Summary Compensation

The following table shows compensation information for fiscal 2007, 2008 and 2009 for the named executive officers.

							Change in
							Pension
							Value and
							Nonqualified
						Non-Equity	Deferred
				Stock	Options	Incentive Plan	Compensation	All Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation
Name and Principal Position	Year	($)	($)	($)(3)	($)(4)	($)	($)	($)(5)	Total ($)

Hans Georg Betz, Chief	2009	495,414	—	148,575	618,752	—	—	1,289	1,264,030
Executive	2008	561,804	—	—	838,986	—	—	6,900	1,407,690
Officer(1)	2007	549,730	—	—	1,436,313	239,303	—	6,750	2,232,096
Lawrence D. Firestone,	2009	255,057	—	74,288	309,376	—	—	221	638,942
Executive Vice	2008	289,191	—	—	524,366	—	—	5,856	819,413
President and Chief Financial Officer	2007	283,517	—	—	897,696	115,696	—	3,815	1,300,724
Yuval Wasserman,	2009	255,057	—	74,288	309,376	—	—	387	639,108
President and Chief	2008	285,071	—	—	524,366	—	—	6,900	816,337
Operating Officer(2)	2007	96,490	—	—	303,310	44,686	—	773	445,259

(1)	As of January 1, 2010, Mr. Betz is Chief Executive Officer of the Company.

(2)	As of January 1, 2010, Mr. Wasserman is President and Chief Operating Officer of the Company.

(3)	Stock awards consist only of performance shares (also called “restricted stock units”). Amounts shown reflect the full grant date fair values in accordance with FASB ASC Topic 718. Amounts for 2007 and 2008 have been recomputed under the same methodology in accordance with SEC Rules. The assumptions used to calculate the value of stock awards are set forth under Note 8 of the Notes to Consolidated Financial Statements included in Advanced Energy’s Annual Report on Form 10-K for fiscal year 2009 filed with the SEC on February 26, 2010.

(4)	Amounts shown reflect the full grant date fair values in accordance with FASB ASC Topic 718. The assumption used to calculate the value of option awards are set forth under Note 8 of the Notes to Consolidated Financial Statements included in Advanced Energy’s Annual Report on Form 10-K for fiscal 2009 filed with the SEC on February 26, 2010.

(5)	All other compensation consists of 401(k) match.

Grants of Plan-Based Awards

The following table shows all plan-based awards granted to the named executive officers during 2009. The option awards and the unvested portion of the stock awards identified in the table below are also reported in the Outstanding Equity Awards at 2009 Year-End Table on the following page.

2009 Grants of Plan-Based Awards

								All Other	All Other
								Stock	Option	Exercise	Grant Date
								Awards:	Awards:	or	Fair
		Estimated Future Payouts Under						Number of	Number of	Base	Value of
		Non-Equity Incentive			Estimated Future Payouts Under			Shares of	Securities	Price	Stock
		Plan Awards(1)			Equity Incentive Plan Awards			Stock or	Underlying	of Option	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	($)(2)

Hans Georg Betz		0	438,345	657,518	—	—	—	—	—	—	—
	2/19/2009	—	—	—	—	—	—	3,750	26,250	7.69	149,288
	4/24/2009	—	—	—	—	—	—	3,750	26,250	7.95	149,200
	7/21/2009	—	—	—	—	—	—	3,750	26,250	11.21	216,899
	10/27/2009	—	—	—	—	—	—	3,750	26,250	12.77	251,939
Lawrence D. Firestone		0	150,450	225,675	—	—	—	—	—	—	—
	2/19/2009	—	—	—	—	—	—	1,875	13,125	7.69	74,644
	4/24/2009	—	—	—	—	—	—	1,875	13,125	7.95	74,600
	7/21/2009	—	—	—	—	—	—	1,875	13,125	11.21	108,450
	10/27/2009	—	—	—	—	—	—	1,875	13,125	12.77	125,970
Yuval Wasserman		0	150,450	225,675	—	—	—	—	—	—	—
	2/19/2009	—	—	—	—	—	—	1,875	13,125	7.69	74,644
	4/24/2009	—	—	—	—	—	—	1,875	13,125	7.95	74,600
	7/21/2009	—	—	—	—	—	—	1,875	13,125	11.21	108,450
	10/27/2009	—	—	—	—	—	—	1,875	13,125	12.77	125,970

(1)	Amounts shown are estimated payouts for 2009 under the Company’s incentive compensation plan. These amounts are based on the individual’s 2009 base salary and position. The maximum amount shown is 1.5 times the target bonus amount for each of the named executive officers, plus an individual modifier and an additional incentive for the achievement of certain target goals. Actual bonuses received by these named executive officers for 2009 are reported in the Summary Compensation Table under the column entitled “Non-Equity Incentive Plan Compensation.” Target and maximum estimates were calculated using base salary as of 12/31/2009.

(2)	The value of a stock award or option award is based on the fair value as of the grant date of such award determined pursuant to FASB ASC Topic 718. Stock awards consist only of performance shares (also called “restricted stock units”). The exercise price for all options granted to the named executive officers is 100% of the fair market value of the shares on the grant date. The option exercise price has not been deducted from the amounts indicated above. Regardless of the value placed on a stock option on the grant date, the actual value of the option will depend on the market value of the Company’s common stock at such date in the futures when the option is exercised. The proceeds to be paid to the individual following this exercise do not include the option exercise price.

Outstanding Equity Awards

The following table shows all outstanding equity awards held by the named executive officers at the end of 2009. The following awards identified in the table below are also reported in the Grants of Plan-Based Awards Table on the previous page.

Outstanding Equity Awards at 2009 Year-End

	Option Awards					Stock Awards
									Equity
									Incentive
			Equity					Equity Inventive	Plan Awards:
			Incentive					Plan Awards:	Market or
			Plan Awards:				Market	Number of	Payout Value
	Number of	Number of	Number of			Number of	Value of	Unearned	of Unearned
	Exercisable	Unexercisable	Securities			Shares or	Shares or	Shares, Units	Shares, Unites
	Securities	Securities	Underlying			Units of	Units of	or Other	or Other
	Underlying	Underlying	Unexercised	Option		Stock That	Stock That	Rights That	Rights That
	Unexercised	Unexercised	Unearned	Exercise	Option	Have Not	Have Not	Have Not	Have Not
	Options	Options	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	(#)	(#)	(#)	($)	Date(1)	(#)	($)(1)	(#)	($)

Hans Georg Betz						22,500	$339,300.00
	15,000	—		$12.80	7/20/2014
	5,000	—		$10.90	5/4/2015
	140,000	—		$9.56	8/1/2015
	75,000	25,000		$16.13	2/15/2016
	15,000	15,000		$20.19	2/21/2017
	15,000	15,000		$24.21	4/27/2017
	15,000	15,000		$22.47	7/24/2017
	15,000	15,000		$14.93	10/26/2017
	7,500	22,500		$12.19	2/15/2018
	7,500	22,500		$13.70	4/22/2018
	7,500	22,500		$14.02	7/29/2018
	7,500	22,500		$8.95	10/28/2018
	—	26,250		$7.69	2/19/2019
	—	26,250		$7.95	4/24/2019
	—	26,250		$11.21	7/21/2019
	—	26,250		$12.77	10/27/2019
Lawrence D. Firestone						7,500	$113,100.00
	60,000	20,000		$17.12	9/26/2016
	9,375	9,375		$20.19	2/21/2017
	9,376	9,374		$24.21	4/27/2017
	9,376	9,374		$22.47	7/24/2017
	9,376	9,374		$14.93	10/26/2017
	4,687	14,063		$12.19	2/15/2018
	4,687	14,063		$13.70	4/22/2018
	4,687	14,063		$14.02	7/29/2018
	4,687	14,063		$8.95	10/28/2018
	—	13,125		$7.69	2/19/2019
	—	13,125		$7.95	4/24/2019
	—	13,125		$11.21	7/21/2019
	—	13,125		$12.77	10/27/2019
Yuval Wasserman						7,500	$113,100.00
	17,500	17,500		$14.93	10/26/2017
	4,687	14,063		$12.19	2/15/2018
	4,687	14,063		$13.70	4/22/2018
	4,687	14,063		$14.02	7/29/2018
	4,687	14,063		$8.95	10/28/2018
	—	13,125		$7.69	2/19/2019
	—	13,125		$7.95	4/24/2019
	—	13,125		$11.21	7/21/2019
	—	13,125		$12.77	10/27/2019

(1)	All options in the table expire 10 years following the date of issuance. Options issued from 2005 to 2009 vest twenty five percent (25%) per year over four (4) years. Options issued from 1999 to 2004 vest 25% after one (1) year and six and one quarter percent (6.25%) per quarter over the following three (3) years.

Option Exercises and Stock Vested

The following table shows all stock options exercised and value realized upon exercise, as well as all stock awards vested and value realized upon vesting, by the named executive officers during 2009.

Option Exercises and Stock Vested for 2009

	Option Awards		Stock Awards
	Number of		Number of
	Shares		Shares	Value
	Acquired on	Value Realized	Acquired on	Realized
	Exercise	on Exercise	Vesting	on Vesting
Name	(#)	($)	(#)	($)(2)

Hans Georg Betz	—	—	27,500(1)	297,650
Lawrence D. Firestone	—	—	—	—
Yuval Wasserman	—	—	—	—

(1)	Of this amount, 8,547 shares were withheld by the Company to cover tax withholding obligations.

(2)	The value realized equals the market value of the Company’s common stock on the release date, multiplied by the number of shares that vested.

Pension Benefits

Advanced Energy’s named executive officers received no benefits in 2009 from the Company under defined pension or defined contribution plans other than the tax-qualified 401(k) Plan.

Nonqualified Deferred Compensation

Advanced Energy does not maintain a non-qualified deferred compensation plan.

Potential Payments upon Termination or Change in Control

The following table describes the potential payments and benefits under the Company’s compensation and benefit plans and arrangements to which the named executive officers would be entitled upon termination of employment.

		Change in
		Control
		Termination
		w/o Cause
		or for		Voluntary			Long-Term
Name	Benefits	Good Reason(1)(2)		Termination	Death		Disability

Hans Georg Betz	Prorated target bonus	657,518	(3)
	Severance	974,100	(4)		243,525	(8)	243,525	(9)
	Outplacement services	15,000	(6)
	Continuation of insurance	19,028	(7)
Lawrence D. Firestone	Prorated target bonus	225,675	(3)
	Severance	250,750	(5)		125,375	(8)	125,375	(9)
	Outplacement services	15,000	(6)
	Continuation of insurance	26,242	(7)
Yuval Wasserman	Prorated target bonus	263,288	(3)
	Severance	250,750	(5)		125,375	(8)	125,375	(9)
	Outplacement services	15,000	(6)
	Continuation of insurance	32,580	(7)

(1)	Pursuant to the Company’s Executive Change in Control Severance Agreement, “Cause” means any of the following: (i) the executive’s (A) conviction of a felony; (B) commission of any other material act or omission involving dishonesty or fraud with respect to the Company or any of its affiliates or any of the customers, vendors or suppliers of the Company or its affiliates; (C) misappropriation of material funds or assets of the

Company for personal use; or (D) engagement in unlawful harassment or unlawful discrimination with respect to any employee of the Company or any of its subsidiaries; (ii) the executive’s continued substantial and repeated neglect of his duties, after written notice thereof from the Board of Directors, and such neglect has not been cured within 30 days after the executive receives notice thereof from the Board of Directors; (iii) the executive’s gross negligence or willful misconduct in the performance of his duties hereunder that is materially and demonstrably injurious to the Company; or (iv) the executive’s engaging in conduct constituting a breach of his written obligations to the Company in respect of confidentiality and/or the use or ownership of proprietary information.

(2)	Pursuant to the Company’s Executive Change in Control Severance Agreement, “Good Reason” means any of the following: (i) a material reduction in the executive’s duties, level of responsibility or authority, other than (A) reductions solely attributable to the Company ceasing to be a publicly held company or becoming a subsidiary or division of another company, or (B) isolated incidents that are promptly remedied by the Company; or (ii) a reduction in the executive’s base salary, without (A) the executive’s express written consent or (B) an increase in the executive’s benefits, perquisites and/or guaranteed bonus, which increase(s) have a value reasonably equivalent to the reduction in base salary; or (iii) a reduction in the executive’s target bonus, without (A) the executive’s express written consent or (B) a corresponding increase in the executive’s base salary; or (iv) a material reduction in the Benefits, taken as a whole, without the executive’s express written consent; or (v) the relocation of the executive’s principal place of business to a location more than thirty-five (35) miles from the executive’s principal place of business immediately prior to the change in control, without the executive’s express written consent; or (vi) the Company’s (or its successor’s) material breach of the Company’s Executive Change in Control Severance Agreement.

(3)	Assumes December 31, 2009 termination date. Executive to receive a pro rata portion of target bonus.

(4)	Executive to receive a lump sum payment equal to two (2) times his then current annual base salary.

(5)	Executive to receive a lump sum payment equal to one (1) time his then current annual base salary.

(6)	Executive may be reimbursed for up to $15,000 in outplacement services.

(7)	Executive to receive: (a) continuation of insurance and all other benefits for eighteen (18) months following the date of termination, and (b) an amount equal to the contributions that would have been made to the Company’s retirement plans on his behalf if he had continued to be employed for eighteen (18) months following the date of termination.

(8)	Executive to receive a lump sum payment equal to six (6) months salary less the proceeds of any life insurance policy carried by the Company with respect to the Executive.

(9)	Executive to receive a lump sum payment equal to six (6) months salary less the proceeds of any long-term disability insurance policy carried by the Company with respect to the Executive.

Policies and Procedures with Respect to Related Party Transactions

The Board is committed to upholding the highest legal and ethical standards of conduct in fulfilling its responsibilities and recognizes that transactions with the Company involving related parties can present a heightened risk of potential or actual conflicts of interest. Accordingly, as a general matter, it is the policy of the Company to avoid related party transactions.

The Company’s policy in respect of related party transactions is evidenced in the charters and guidelines of the committees of the Board referenced in our proxy statement and Code of Ethical Conduct. The types of transactions covered by the policy are (1) those transactions as described under SFAS No. 57 or required to be disclosed in the Company’s financial statements or periodic filings with the SEC, (2) any monetary engagement between a Board member and the Company or an officer and the Company and (3) business or personal relationships between Board members. As a general matter, it is the policy of the Company to avoid related party transactions. Any related party transaction that does arise must be reviewed and approved by the both the Nominating and Governance and Audit and Finance Committees. All of the members of these committees are independent directors. Such committees, in determining whether to approve the transaction, review the facts and circumstances in respect of the transaction for conflicts of interest, any anticipated effect on a Board member’s independent decision-making or judgment in respect of matters affecting the

Company, any anticipated effect on a Board member’s ability to commit sufficient time and attention to the Board and other standards deemed appropriate by the committee members in light of the particular transaction being reviewed.

In addition, the Audit and Finance Committee is responsible for reviewing and investigating any matters pertaining to the integrity of management, including conflicts of interests and adherence to the Company’s Code of Ethical Conduct. Under the Code of Ethical Conduct, directors, officers and all other members of the workforce are expected to avoid any relationships, influence or activity that would cause or even appear to cause a conflict of interest.

Certain Relationships and Related Transactions

Advanced Energy leases its executive offices and certain manufacturing facilities in Fort Collins, Colorado from Prospect Park East Partnership and Sharp Point Properties, LLC. Aggregate payments under such leases for 2009 totaled approximately $3.1 million. Douglas S. Schatz, Chairman of the Board of Advanced Energy, holds a 26.67% membership interest in each of these leasing entities. Mr. Schatz did not participate in the negotiations of these leases. Future minimum lease payments related to these properties is $8.7 million.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Advanced Energy’s executive officers and directors and persons who own more than ten percent of the outstanding common stock (“reporting persons”) to file with the Securities and Exchange Commission an initial report of ownership on Form 3 and changes in ownership on Forms 4 and 5. The reporting persons are also required to furnish Advanced Energy with copies of all forms they file. Based solely on its review of the copies of forms received by it and written representations from the reporting persons, Advanced Energy believes that each of the reporting persons timely filed all reports required to be filed in 2009 or with respect to transactions in 2009.

CORPORATE GOVERNANCE MATTERS

Codes of Conduct and Ethics

Advanced Energy has adopted Codes of Ethical Conduct that apply to the Board of Directors and employees. These Codes of Ethical Conduct are available on our website at www.advancedenergy.com. Any waivers of, or amendments to, our Codes of Ethical Conduct will be posted on our website.

Communications with Directors

The Board of Directors has established a process to receive communications from stockholders and other interested parties. Stockholders and other interested parties may contact any member, or all members, of the Board of Directors electronically or by mail. Electronic communications should be addressed to boardmembers@aei.com. Mail may be sent to any director or the Board of Directors in care of Advanced Energy’s corporate office at 1625 Sharp Point Drive, Fort Collins, CO 80525. All such communications will be forwarded to the full Board of Directors or to any individual director to whom the communication is addressed unless the communication is clearly of a marketing or inappropriate nature. It is the Board of Director’s practice to encourage all board members to attend the Company’s annual stockholder meeting, although no written policy has been adopted in that regard.

PROPOSALS OF STOCKHOLDERS

Proposals, including director nominations, that a stockholder desires to have included in Advanced Energy’s proxy materials for the 2011 Annual Meeting of Stockholders of Advanced Energy in accordance with SEC Rule 14a-8 must be received by the Secretary of Advanced Energy at its principal office (1625 Sharp Point Drive, Fort Collins, Colorado 80525) no later than November 15, 2010 and must otherwise comply with the requirements of Rule 14a-8 in order to be considered for inclusion in such proxy materials. The proxy solicited by management of Advanced Energy for the 2010 Annual Meeting of Stockholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless Advanced Energy was provided with notice of the proposal no later than February 27, 2010.

In order for proposals of stockholders made outside the processes of Rule 14a-8 under the Exchange Act to be considered “timely” for purposes of Rule 14a-4(c) under the Exchange Act, the proposal must be received by the Secretary of the Company at the principal executive offices of the Company not later than February 27, 2010. Additionally, stockholder proposals made outside the processes of Rule 14a-8 under the Exchange Act must be received at the Company’s principal executive offices, in accordance with the requirements of the By-laws between the close of business on February 3, 2011 and the close of business on March 5, 2010; provided, however, that in the event that the 2011 Annual Meeting of Stockholders is called for a date that is not within 30 days before or after the date of the 2010 Annual Meeting of Stockholders, notice by stockholders in order to be timely must be delivered not earlier than the close of business on the 90th day prior to the date of the 2011 Annual Meeting of Stockholders and not later than the 60th day prior to the date of the 2011 Annual Meeting of Stockholders. In the alternative, if the first public announcement of the date of the 2010 Annual Meeting of Stockholders is less than 70 days prior to the date of such annual meeting, notice by stockholders must be delivered no later than the 10th day following the day on which public announcement of the date of such meeting is first made by the Company in order to be timely. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above. Stockholders are advised to review the By-laws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

FORM 10-K

A copy of Advanced Energy’s 2009 Annual Report on Form 10-K is included in the 2009 Annual Report to Stockholders accompanying this proxy statement. You can request an additional copy of the 2009 Annual Report on Form 10-K by mailing a request to the Secretary of Advanced Energy at 1625 Sharp Point Drive, Fort Collins, Colorado 80525.

REPRESENTATION AT THE ANNUAL MEETING

It is important that your stock be represented at the meeting, regardless of the number of shares that you hold. You are therefore urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope that has been enclosed or vote your shares by telephone or Internet as described on the proxy card. Instructions as to how to deliver your proxy are included in this proxy statement under the caption “Delivery and Revocability of Proxies” on page 3 and on the proxy card.

THE BOARD OF DIRECTORS
Dated: March 15, 2010
Fort Collins, Colorado

Appendix A
ADVANCED ENERGY INDUSTRIES, INC.
2008 OMNIBUS INCENTIVE PLAN
Adopted February 15, 2008

As Amended                    , 2010

SUBJECT TO STOCKHOLDER APPROVAL

Advanced Energy Industries, Inc., a Delaware corporation (the “Company”), sets forth herein the terms of its 2008 Omnibus Incentive Plan (the “Plan”), as follows:

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, stock units (including deferred stock units), unrestricted stock, and dividend equivalent rights. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein, except that stock options granted to outside directors and any consultants or advisers providing services to the Company or an Affiliate shall in all cases be non-qualified stock options.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1 “Affiliate” means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary. For purposes of granting stock options or stock appreciation rights, an entity may not be considered an Affiliate unless the Company holds a “controlling interest” in such entity, where the term “controlling interest” has the same meaning as provided in Treasury Regulation 1.414(c)-2(b)(2)(i), provided that the language “at least 50 percent” is used instead of “at least 80 percent” and, provided further, that where granting of stock options or stock appreciation rights is based upon a legitimate business criteria, the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Treasury Regulation 1.414(c)-2(b)(2)(i).

2.2 “Annual Incentive Award” means an Award made subject to attainment of performance goals (as described in Section 14) generally over a one-year performance period (the Company’s fiscal year, unless otherwise specified by the Committee).

2.3 “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Stock Unit, Dividend Equivalent Right, Performance Share, or Performance Unit under the Plan.

2.4 “Award Agreement” means the agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

2.5 “Benefit Arrangement” shall have the meaning set forth in Section 15 hereof.

2.6 “Board” means the Board of Directors of the Company.

2.7 “Cause” means, as determined by the Board and unless otherwise provided in an applicable agreement with the Company or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.

2.8 “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.9 “Committee” means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.2.

2.10 “Company” means Advanced Energy Industries, Inc.

2.11 “Corporate Transaction” means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another person or entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are stockholders or affiliates immediately prior to the transaction) owning 50% or more of the combined voting power of all classes of stock of the Company.

2.12 “Covered Employee” means a Grantee who is a covered employee within the meaning of Section 162(m)(3) of the Code.

2.13 “Disability” means the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

2.14 “Dividend Equivalent Right” means a right, granted to a Grantee under Section 13 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

2.15 “Effective Date” means May 7, 2008, the date the Plan was approved by the stockholders.

2.16 “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.17 “Fair Market Value” means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market the Board shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

2.18 “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests.

2.19 “Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board.

2.20 “Grantee” means a person who receives or holds an Award under the Plan.

2.21 “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.22 “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.23 “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.24 “Option Price” means the exercise price for each share of Stock subject to an Option.

2.25 “Other Agreement” shall have the meaning set forth in Section 15 hereof.

2.26 “Outside Director” means a member of the Board who is not an officer or employee of the Company.

2.27 “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 14) over a performance period of up to ten (10) years.

2.28 “Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

2.29 “Performance Measures” means measures as described in Section 14 on which the performance goals are based and which are approved by the Company’s shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

2.30 “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.31 “Performance Share” means an Award under Section 14 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.32 “Performance Unit” means an Award under Section 14 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.33 “Plan” means this Advanced Energy Industries, Inc. 2008 Omnibus Incentive Plan.

2.34 “Prior Plans” means the Advanced Energy Industries, Inc. 2003 Stock Option Plan and the Advanced Energy Industries, Inc. Amended and Restated 2003 Non-Employee Directors’ Stock Option Plan, amended and restated February 15, 2006.

2.35 “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock or Unrestricted Stock.

2.36 “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.

2.37 “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.38 “SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.

2.39 “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.40 “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.

2.41 “Service Provider” means an employee, officer or director of the Company or an Affiliate, or a consultant or adviser (who is a natural person) currently providing services to the Company or an Affiliate.

2.42 “Stock” means the common stock, par value $0.001 per share, of the Company.

2.43 “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9 hereof.

2.44 “Stock Unit” means a bookkeeping entry representing the equivalent of one share of Stock awarded to a Grantee pursuant to Section 10 hereof.

2.45 “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.46 “Substitute Awards” means Awards granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.

2.47 “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

2.48 “Unrestricted Stock” means an Award pursuant to Section 11 hereof.

3.	ADMINISTRATION OF THE PLAN

3.1 Board

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.

3.2 Committee.

The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law.

(i) Except as provided in Subsection (ii) and except as the Board may otherwise determine, the Committee, if any, appointed by the Board to administer the Plan shall consist of two or more Outside Directors of the Company who: (a) qualify as “outside directors” within the meaning of Section 162(m) of the Code and who (b) meet such other requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and who (c) comply with the independence requirements of the stock exchange on which the Common Stock is listed.

(ii) The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, who may administer the Plan with respect to employees or other Service Providers who are not officers or directors of the Company, may grant Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards.

In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board.

3.3 Terms of Awards.

Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

(i) designate Grantees,

(ii) determine the type or types of Awards to be made to a Grantee,

(iii) determine the number of shares of Stock to be subject to an Award,

(iv) establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, the treatment of an Award in the event of a change of control, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),

(v) prescribe the form of each Award Agreement evidencing an Award, and

(vi) amend, modify, or supplement the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make or modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. Notwithstanding the foregoing, no amendment, modification or supplement of any Award shall, without the consent of the Grantee, impair the Grantee’s rights under such Award.

The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. In addition, the Company may annul an Award if the Grantee is an employee of the Company or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable.

Furthermore, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 and any Grantee who knowingly engaged in the misconduct, was grossly negligent in engaging in the misconduct, knowingly failed to prevent the misconduct or was grossly negligent in failing to prevent the misconduct, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve-(12)month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document that contained such material noncompliance.

3.4 No Repricing.

Notwithstanding anything in this Plan to the contrary, no amendment or modification may be made to an outstanding Option or SAR, including, without limitation, by replacement of Options or SARs with cash or other award type, that would be treated as a repricing under the rules of the stock exchange on which the Stock is listed, in each case, without the approval of the stockholders of the Company, provided, that, appropriate adjustments may be made to outstanding Options and SARs pursuant to Section 17 or Section 5.3 and may be made to make changes to achieve compliance with applicable law, including Code Section 409A.

3.5 Deferral Arrangement.

The Board may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents. Any such deferrals shall be made in a manner that complies with Code Section 409A.

3.6 No Liability.

No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.7 Share Issuance/Book-Entry

Notwithstanding any provision of this Plan to the contrary, the issuance of the Stock under the Plan may be evidenced in such a manner as the Board, in its discretion, deems appropriate, including, without limitation, book-entry registration or issuance of one or more Stock certificates.

4.	STOCK SUBJECT TO THE PLAN

4.1 Number of Shares Available for Awards

Subject to adjustment as provided in Section 17 hereof, the number of shares of Stock available for issuance under the Plan shall be the number of shares available for issuance under the Prior Plans. In no event shall the number of shares of Stock available for issuance under the Plan exceed seven million five hundred thousand (7,500,000), subject to adjustment as provided for in Section 17. Stock issued or to be issued under the Plan shall be authorized but unissued shares; or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company.

4.2 Adjustments in Authorized Shares

The Board shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies. The number of shares of Stock reserved pursuant to Section 4 shall be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of shares of Stock subject to Awards before and after the substitution.

4.3 Share Usage

Shares covered by an Award shall be counted as used as of the Grant Date. If any shares covered by an Award granted under the Plan or a Prior Plan are not purchased or are forfeited or expire, or if an Award otherwise terminates without delivery of any Stock subject thereto or is settled in cash in lieu of shares, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture, termination or expiration, again be available for making Awards under the Plan in the same amount as such shares were counted against the limit set forth in Section 4.1, provided that any shares covered by an Award granted under a Prior Plan will again be available for making Awards under the Plan in the same amount as such shares were counted against the limits set forth in the applicable Prior Plan. The number of shares of Stock available for issuance under the Plan shall not be increased by (i) any shares of Stock tendered or withheld or Award surrendered in connection with the purchase of shares of Stock upon exercise of an Option as described in Section 12.2, or (ii) any shares of Stock deducted or delivered from an Award payment in connection with the Company’s tax withholding obligations as described in Section 18.3.

5.	EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1 Effective Date.

The Plan shall be effective as of the Effective Date.  Following the Effective Date no awards will be made under the Prior Plans.

5.2 Term.

The Plan shall terminate automatically ten (10) years after the Effective Date and may be terminated on any earlier date as provided in Section 5.3.

5.3 Amendment and Termination of the Plan

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. In addition, an amendment will be contingent on approval of the Company’s stockholders if the amendment would: (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the aggregate number of shares of Stock that may be issued under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan. No Awards shall be made after termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1 Service Providers and Other Persons

Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider to the Company or of any Affiliate, including any Service Provider who is an officer or director of the Company, or of any Affiliate, as the Board shall determine and designate from time to time and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board.

6.2 Successive Awards and Substitute Awards.

An eligible person may receive more than one Award, subject to such restrictions as are provided herein. Notwithstanding Sections 8.1 and 9.1, the Option Price of an Option or the grant price of a SAR that is a Substitute Award may be less than 100% of the Fair Market Value of a share of Common Stock on the original date of grant; provided, that, the Option Price or grant price is determined in accordance with the principles of Code Section 424 and the regulations thereunder; as modified by Code Section 409A and the regulations thereunder as Options that are non-qualified stock options and SARs.

6.3 Limitation on Shares of Stock Subject to Awards.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:

(i) the maximum number of shares of Stock subject to Options or SARs that can be awarded under the Plan to any person eligible for an Award under Section 6 hereof is five hundred twenty five thousand five hundred (525,000) per 12 month period; and

(ii) the maximum number of shares that can be granted under the Plan, other than pursuant to an Option or SARs, to any person eligible for an Award under Section 6 hereof is five hundred twenty five thousand five hundred (525,000) per 12 month period.

The preceding limitations in this Section 6.3 are subject to adjustment as provided in Section 17 hereof.

7.	AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1 Option Price

The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2 Vesting.

Subject to Sections 8.3 and 17.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number.

8.3 Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

8.4 Termination of Service.

Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee’s Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5 Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein or after the occurrence of an event referred to in Section 17 hereof which results in termination of the Option.

8.6 Method of Exercise.

Subject to the terms of Article 12 and Section 18.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company of notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to an Award.

8.7 Rights of Holders of Options

Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 17 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.8 Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

8.9 Transferability of Options

Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10 Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11 Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

8.12 Notice of Disqualifying Disposition

If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1 Right to Payment and Grant Price.

A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Board. The Award Agreement for a SAR shall specify the grant price of the SAR, which shall be at least the Fair Market Value of a share of Stock on the date of grant. SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award; provided that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Price that is no less than the Fair Market Value of one share of Stock on the SAR Grant Date.

9.2 Other Terms.

The Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3 Term.

Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten years from the date such SAR is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such SAR.

9.4 Transferability of SARS

Except as provided in Section 9.5, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise a SAR. Except as provided in Section 9.5, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

9.5 Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.5, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred SARs are prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS

10.1 Grant of Restricted Stock or Stock Units.

Awards of Restricted Stock or Stock Units may be made for no consideration (other than par value of the shares which is deemed paid by Services already rendered).

10.2 Restrictions.

At the time a grant of Restricted Stock or Stock Units is made, the Board may, in its sole discretion, establish a period of time (a “restricted period”) applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different restricted period. The Board may in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units as described in Article 14. Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Stock Units.

10.3 Restricted Stock Certificates.

The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.4 Rights of Holders of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

10.5 Rights of Holders of Stock Units.

10.5.1 Voting and Dividend Rights.

Holders of Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Stock, a cash payment for each Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

10.5.2 Creditor’s Rights.

A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.6 Termination of Service.

Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Stock Units.

10.7 Purchase of Restricted Stock and Shares Subject to Stock Units.

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock or Shares subject to vested Stock Units from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or Stock Units (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock or Stock Units. The Purchase Price shall be payable in a form described in Section 12 or, in the discretion of the Board, in consideration for past or future Services rendered to the Company or an Affiliate.

10.8 Delivery of Stock.

Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Stock Unit once the share of Stock represented by the Stock Unit has been delivered.

11 TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS

The Board may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Board) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

12 FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

12.1 General Rule.

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

12.2 Surrender of Stock.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender.

12.3 Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 18.3.

12.4 Other Forms of Payment.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including, without limitation, Service.

13 TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

13.1 Dividend Equivalent Rights.

A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

13.2 Termination of Service.

Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee’s termination of Service for any reason.

14 TERMS AND CONDITIONS OF PERFORMANCE SHARES, PERFORMANCE UNITS, PERFORMANCE AWARDS AND ANNUAL INCENTIVE AWARDS

14.1 Grant of Performance Units/Performance Shares.

Subject to the terms and provisions of this Plan, the Board, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

14.2 Value of Performance Units/Performance Shares.

Each Performance Unit shall have an initial value that is established by the Board at the time of grant. The Board shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

14.3 Earning of Performance Units/Performance Shares.

Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

14.4 Form and Timing of Payment of Performance Units/Performance Shares.

Payment of earned Performance Units/Performance Shares shall be as determined by the Board and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Board, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

14.5 Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. If and to the extent required under Code Section 162(m), any power or authority relating to an Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

14.6 Performance Awards or Annual Incentive Awards Granted to Designated Covered Employees.

If and to the extent that the Board determines that an Award to be granted to a Grantee who is designated by the Board as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.6.

14.6.1 Performance Goals Generally.

The performance goals for such Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.6. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Awards. Performance goals may differ for Awards granted to any one Grantee or to different Grantees.

14.6.2 Timing For Establishing Performance Goals.

Performance goals shall be established not later than the earlier of (i) 90 days after the beginning of any performance period applicable to such Awards and (ii) the day on which 25% of any performance period applicable to such Awards has expired, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

14.6.3 Settlement of Awards; Other Terms.

Settlement of such Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Awards.

14.6.4 Performance Measures.

The performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(a) net earnings or net income;

(b) operating earnings;

(c) pretax earnings;

(d) earnings per share;

(e) share price, including growth measures and total stockholder return;

(f) earnings before interest and taxes;

(g) earnings before interest, taxes, depreciation and/or amortization;

(h) sales or revenue growth, whether in general, by type of product or service, or by type of customer;

(i) gross or operating margins;

(j) return measures, including return on assets, capital, investment, equity, sales or revenue;

(k) cash flow, including operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment;

(l) productivity ratios;

(m) expense targets;

(n) market share;

(o) financial ratios as provided in credit agreements of the Company and its subsidiaries;

(p) working capital targets;

(q) completion of acquisitions of business or companies.

(r) completion of divestitures and asset sales; and

(s) any combination of any of the foregoing business criteria.

Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (f) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 14.

14.6.5 Evaluation of Performance.

The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

14.6.6 Adjustment of Performance-Based Compensation.

Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Board shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis, or any combination as the Committee determines.

14.6.7 Board Discretion.

In the event that applicable tax and/or securities laws change to permit Board discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Board shall have sole discretion to make such changes without obtaining shareholder approval provided the exercise of such discretion does not violate Code Section 409A. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 14.6.4.

14.7 Status of Section Awards Under Code Section 162(m).

It is the intent of the Company that Awards under Section 14.6 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 14.6, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of an Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

15 PARACHUTE LIMITATIONS

Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Affiliate, except an agreement, contract, or understanding that expressly addresses Section 280G or Section 4999 of the Code (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), if the Grantee is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Option, Restricted Stock, Stock Unit, Performance Share or Performance Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee’s sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment; provided, however, that in order to comply with Code Section 409A, the reduction or elimination will be performed in the order in which each dollar of value subject to an Award reduces the Parachute Payment to the greatest extent.

16 REQUIREMENTS OF LAW

16.1 General.

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Without limiting the generality of the foregoing, in connection with the Securities Act, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option (or SAR that may be settled in shares of Stock) shall not be exercisable until the shares of Stock covered by such Option (or SAR) are registered or are exempt from registration, the exercise of such Option (or SAR) under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

16.2 Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

17 EFFECT OF CHANGES IN CAPITALIZATION

17.1 Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan, including, without limitation, the limits set forth in Section 6.3, shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary dividend but excluding a non-extraordinary dividend of the Company) without receipt of consideration by the Company, the Company shall, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.

17.2 Reorganization in Which the Company Is the Surviving Entity Which does not Constitute a Corporate Transaction.

Subject to Section 17.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Corporate Transaction, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation. In the event of a transaction described in this Section 17.2, Stock Units shall be adjusted so as to apply to the securities that a holder of the number of shares of Stock subject to the Stock Units would have been entitled to receive immediately following such transaction.

17.3 Corporate Transaction in which Awards are not Assumed.

Upon the occurrence of a Corporate Transaction in which outstanding Options, SARs, Stock Units and Restricted Stock are not being assumed or continued:

(i) all outstanding shares of Restricted Stock shall be deemed to have vested, and all Stock Units shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, immediately prior to the occurrence of such Corporate Transaction, and

(ii) either of the following two actions shall be taken:

(A) fifteen days prior to the scheduled consummation of a Corporate Transaction, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days, or

(B) the Board may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, Stock Units, and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith), in the case of Restricted Stock or Stock Units, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to the Option or SAR (the “Award Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Shares.

With respect to the Company’s establishment of an exercise window, (i) any exercise of an Option or SAR during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Corporate Transaction, the Plan and all outstanding but unexercised Options and SARs shall terminate. The Board shall send notice of an event that will result in such a termination to all individuals who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

17.4 Corporation Transaction in which Awards are Assumed.

The Plan, Options, SARs, Stock Units and Restricted Stock theretofore granted shall continue in the manner and under the terms so provided in the event of any Corporate Transaction to the extent that provision is made in writing in connection with such Corporate Transaction for the assumption or continuation of the Options, SARs, Stock Units and Restricted Stock theretofore granted, or for the substitution for such Options, SARs, Stock Units and Restricted Stock for new common stock options and stock appreciation rights and new common stock units and restricted stock relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation right exercise prices.

17.5 Adjustments

Adjustments under this Section 17 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board shall determine the effect of a Corporate Transaction upon Awards other than Options, SARs, Stock Units and Restricted Stock, and such effect shall be set forth in the appropriate Award Agreement. The Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 17.1, 17.2, 17.3 and 17.4. This Section 17 does not limit the Company’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of change of control events that are not Corporate Transactions.

17.6 No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

18 GENERAL PROVISIONS

18.1 Disclaimer of Rights.

No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company or an Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

18.2 Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

18.3 Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, lapse of restrictions applicable to such Award or payment of shares pursuant to such Award, as applicable, cannot exceed such number of shares having a Fair Market Value equal to the minimum statutory amount required by the Company to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions or payment of shares.

18.4 Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

18.5 Other Provisions.

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

18.6 Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

18.7 Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.8 Governing Law.

The validity and construction of this Plan and the instruments evidencing the Awards hereunder shall be governed by the laws of the State of Colorado, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

18.9 Code Section 409A.

The Board intends to comply with Code Section 409A, or an exemption to Code Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Code Section 409A. To the extent that the Board determines that a Grantee would be subject to the additional 20% tax imposed on certain nonqualified deferred compensation plans pursuant to Code Section 409A as a result of any provision of any Award granted under this Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Board.

Appendix B
ADVANCED ENERGY INDUSTRIES, INC.
EMPLOYEE STOCK PURCHASE PLAN
Adopted September 20, 1995,

As amended May 7, 2003; May 4, 2005; and                    , 2010

SUBJECT TO STOCKHOLDER APPROVAL

1.	PURPOSE.

(a) The purpose of the Employee Stock Purchase Plan (the “Plan”) is to provide a means by which employees of Advanced Energy Industries, Inc. (the “Company”), and its Affiliates, as defined in subparagraph l(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

(b) The word “Affiliate” as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the “Code”).

(c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

(d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code.

2.	ADMINISTRATION.

(a) The Plan shall be administered by the Board of Directors (the “Board”) of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

(ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

(iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iv) To amend the Plan as provided in paragraph 13.

(v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code.

(b) The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the “Committee”). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.	SHARE SUBJECT TO THE PLAN.

(a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate one million (1,000,000) shares of the Company’s common stock (the “Common Stock”). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

(b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

3.	GRANT OF RIGHTS; OFFERING.

(a) The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an “Offering”) on a date or dates (the “Offering Date(s)”) selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the memorandum documenting the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.

(b) If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (2) a right with a lower exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights have identical exercise prices) will be exercised.

4.	ELIGIBILITY.

(a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee’s customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year.

(b) The Board or the Committee may provide that, each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

(i) the date on which such right is granted shall be the “Offering Date” of such right for all purposes, including determination of the exercise price of such right;

(ii) the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

(iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

(c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

(d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under “employee stock purchase plans” of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee’s rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

(e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

5.	RIGHTS; PURCHASE PRICE.

(a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding fifteen (15%) of such employee’s Earnings (as defined in subparagraph 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more dates during an Offering (the “Purchase Date(s)”) on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

(b) In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares which may be purchased by any employee as well as a maximum aggregate number of shares which may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering which contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

(c) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

(i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

(ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

6.	PARTICIPATION; WITHDRAWAL; TERMINATION.

(a) An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee’s Earnings during the Offering. “Earnings” is defined as an employee’s regular salary or wages (including amounts thereof elected to be deferred by the employee, that would otherwise have been paid, under any arrangement established by the Company intended to comply with Section 401(k), Section 402(e)(3), Section 125, Section 402(h), or Section 403(b) of the Code, and also including any deferrals under a non-qualified deferred compensation plan or arrangement established by the Company), which shall include or exclude bonuses, commissions, overtime pay, incentive pay, profit sharing, other remuneration paid directly to the employee, the cost of employee benefits paid for by the Company or an Affiliate, education or tuition reimbursements, imputed income arising under any group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or an Affiliate under any employee benefit plan, and similar items of compensation, as determined by the Board or Committee. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero) or increase such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

(b) At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant’s interest in that Offering shall be automatically terminated. A participant’s withdrawal from an Offering will have no effect upon such participant’s eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

(c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee’s employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

(d) Rights granted under the Plan shall not be transferable by a participant otherwise than by will or the laws of descent and distribution, or by beneficiary designation as provided in paragraph 14, and otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.

7.	EXERCISE.

(a) On each date specified therefor in the relevant Offering (“Purchase Date”), each participant’s accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant’s account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant’s account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant’s account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

(b) No rights granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the “Securities Act”) and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

8.	COVENANTS OF THE COMPANY.

(a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

(b) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

9.	USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

10.	RIGHTS AS A SHAREHOLDER.

A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant’s shareholdings acquired upon exercise of rights under the Plan are recorded in the books of the Company.

11.	ADJUSTMENTS UPON CHANGES IN STOCK.

(a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights. Such adjustments shall be made by the Board or Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company.”)

(b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company’s Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, as determined by the Board in its sole discretion (i) any surviving corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or

(iii) participants’ accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants’ rights under the ongoing Offering terminated.

12.	AMENDMENT OF THE PLAN.

(a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

(i) Increase the number of shares reserved for rights under the Plan;

(ii) Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires shareholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 16b-3”)); or

(iii) Modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

(b) Rights and obligations under any rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

13.	DESIGNATION OF BENEFICIARY.

(a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death during an Offering.

(b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

14.	TERMINATION OR SUSPENSION OF THE PLAN.

(a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate at the time that all of the shares subject to the Plan’s share reserve, as increased and/or adjusted from time to time, have been issued under the terms of the Plan. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

15.	EFFECTIVE DATE OF PLAN.

The Plan shall become effective upon the adoption of enabling resolutions by the Company’s Board of Directors (the “Effective Date”), but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the shareholders of the Company within 12 months before or after the date the Plan is adopted by the Board or the Committee, which date may be prior to the Effective Date.

ADVANCED ENERGY Advanced Energy Industries, Inc.

ANNUAL MEETING OF ADVANCED ENERGY INDUSTRIES, INC.

1: Election of Directors

Vote For All Nominees	Withhold Vote From All Nominees	*Vote For All Except
☐	☐	☐

Proposal Number	For	Against	Abstain	Directors Recommend
2:	☐	☐	☐	For
3:	☐	☐	☐	For
4:	☐	☐	☐	For

PROPOSAL(S)

1: Election of Eight Directors

______________________ Please Sign Here ______________________ Please Date Above

______________________ Please Sign Here ______________________ Please Date Above

← Please separate carefully at the perforation and return just this portion in the envelope provided. ←

ADVANCED ENERGY Advanced Energy Industries, Inc.

INTERNET

Go To
www.proxypush.com/aeis
- Cast your vote online.
- View Meeting Documents.

OR

TELEPHONE

866-390-9955
- Use any touch-tone telephone.
- **Have your Voting Instruction Form ready.**
- Follow the simple recorded instructions.

OR

MAIL
- Mark, sign and date your Voting Instruction Form.
- Detach your Voting Instruction Form.
- Return your Voting Instruction Form in the postage-paid envelope provided.

PROXY TABULATOR FOR

ADVANCED ENERGY INDUSTRIES, INC.
P.O. BOX 8016
CARY, NC 27512-9903

EVENT #

CLIENT #

OFFICE #

Advanced Energy Industries, Inc. Advanced Energy Industries, Inc. ANNUAL MEETING OF ADVANCED ENERGY INDUSTRIES, INC. Date: May 4, 2010 Annual Meeting of Advanced Energy Industries, Inc. Time: 10:00 A.M. (Mountain Daylight Time) Place: 1625 Sharp Point Drive, Fort Collins, Colorado 80525 to be held on Tuesday, May 4, 2010 See Voting Instruction on Reverse Side. for Holders as of March 8, 2010 Please make your marks like this: Use dark black pencil or pen only Board of Directors Recommends a Vote FOR proposals 1, 2, 3 and 4. . provided INTERNET TELEPHONE 1: Election of Directors Vote For Withhold Vote *Vote For Go To 866-390-9955 All Nominees From All Nominees All Except www.proxypush.com/aeis envelope Cast your vote online. OR Use any touch-tone telephone. View Meeting Documents. Have your Voting Instruction Form ready. Follow the simple recorded instructions. *INSTRUCTIONS: To withhold authority to vote for any nominee, mark the “Exception” box and write the number(s) in the space provided to the right. in the MAIL portion Mark, sign and date your Voting Instruction Form. Proposal Directors OR Number Recommend Detach your Voting Instruction Form. For Against Abstain Return your Voting Instruction Form in the postage-paid envelope provided. 2: For By signing the proxy, you revoke all prior proxies and appoint Hans Georg Betz and Larry D. Firestone, and 3: For each of them acting in the absence of the other, with full power of substitution to vote your shares on matters shown on the Voting Instruction form and any other matters that may come before the Annual Meeting Appesovat OFas sacreue in the Number of shares avthenisad for javiunder the zif Ohbus Incentive From shard in 7,500,00 Apprevil of an werevor with total number of shared of common in the total number of sahres of common staak avathoarzod of wareds under the employer star possrhave Adv from 500,00 to shares to 1,000,00 sapres 4: For and return just this and all adjournments. PROPOSAL(S) perforation 1: Election of Eight Directors All votes must be received by 5:00 P.M., Eastern Time, May 3, 2010. 01 Douglas S.Schatz 05 Trung T. Doan 02 Frederick A. Ball 06 Edward C. Grady 03 Richard P. Beck 07 Terry Hudgens at the 04 Hans Georg Betz 08 Thomas M. Rohrs carefully 2: Ratification of the appointment of Grant Thornton LLP as Advanced Energy’s independent registered public accounting firm for 2010. 3: Approval of an increase in the number of shares authorized for issuance under the 2008 Omnibus Incentive Plan from 3,500,000 separate shares to 7,500,000 shares PROXY TABULATOR FOR 4: Approval of an increase in the total number of shares of common ADVANCED ENERGY INDUSTRIES, INC. stock authorized for issuance under the Employee Stock Purchase Please P.O. BOX 8016 Plan from 500,000 shares to 1,000,000 shares CARY, NC 27512-9903 To attend the meeting and vote your shares EVENT # in person, please mark this box. Authorized Signatures — This section must be CLIENT # completed for your Instructions to be executed. OFFICE # Please Sign Here Please Date Above Please Sign Here Please Date Above Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Revocable Proxy — Annual Meeting of Shareholders May 4, 2010, 10:00 A.M. (Mountain Daylight Time) This Proxy is Solicited on Behalf of the Board of Directors The undersigned hereby constitutes and appoints Hans Georg Betz and Lawrence D. Firestone, and each of them, his, her or its lawful agents and proxies with full power of substitution in each, to represent the undersigned, and to vote all of the shares of common stock of Advanced Energy Industries, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Please Stockholders of Advanced Energy Industries, Inc., 1625 Sharp Point Drive, separate Fort Collins, Colorado on Tuesday, May 4, 2010 at 10:00 a.m., local time, and at any adjournment or postponement thereof, on all matters coming before the meeting. carefully This proxy is revocable and will be voted as directed. However, if no instructions are specified, the proxy will be voted: FOR the nominees for directors specified in Item 1 and FOR each of Items 2, 3 and 4. at the (CONTINUED AND TO BE SIGNED ON REVERSE SIDE) perforation and return just this portion in the envelope provided .